                            LOAN AND TRUST AGREEMENT


                                     among


                    MASSACHUSETTS INDUSTRIAL FINANCE AGENCY


                                      and


                            AFC CABLE SYSTEMS, INC.


                                      and


                        FLEET NATIONAL BANK, as Trustee


                            Dated as of July 1, 1996


                        And Providing for the Issue of:


                                   $3,570,000
                    Massachusetts Industrial Finance Agency
                            Industrial Revenue Bonds
                 (AFC Cable Systems, Inc. Issue - Series 1996)

                               TABLE OF CONTENTS


ARTICLE I.  INTRODUCTION AND DEFINITIONS.......................................1
            Section 101. Description of the Agreement and the Parties..........1
            Section 102. Definitions...........................................2
                  (a)    Words.................................................2

ARTICLE II. LOAN OF BOND PROCEEDS; THE ASSIGNMENT AND PLEDGE...................9
            Section 201. Loan of Bond Proceeds.................................9
            Section 202. Assignment and Pledge of the Issuer...................9
            Section 203. Further Assurances...................................10
            Section 204. Defeasance...........................................10

ARTICLE III. THE BORROWING....................................................11
            Section 301. The Bonds............................................11
                  (a)    Forms of Bonds.......................................11
                         (i)  Form of Weekly Bond.............................11
                         (ii) Form of Fixed Rate Bond.........................25
                  (b)    Details of the Bonds.................................33
                  (c)    Registration of Bonds in the Book-Entry Only
                         System...............................................34
                  (d)    Weekly Mode..........................................36
                         (i)   Determination of Weekly Rates..................36
                         (ii)  Conversions from Weekly Mode...................36
                         (iii) Bondowners' Option to Tender Bonds in
                               Weekly Mode....................................37
                         (iv)  Events Requiring Mandatory Tender of
                               Weekly Bonds...................................38
                               (A) Expiration of Credit Facility Without
                                   Substitution or Replacement;
                                   Substitution of Credit Facility............38
                               (B) Change in Mode.............................38
                  (e)    Conversion to Fixed Rate Mode........................38
                  (f)    Cancellation and Destruction of Bonds................39
                  (g)    Replacement of Bonds.................................40
                  (h)    Interest on Overdue Principal........................40
            Section 302. Application of Bond Proceeds.........................40
            Section 303. Tax Status of Bonds..................................40
            Section 304. Bond Fund............................................40
                  (a)    Establishment and Purpose............................40
                  (b)    Reserved.............................................41
                  (c)    Unclaimed Moneys.....................................41

            Section 305. Rebate Fund; Payment of Rebate.......................41
                    (a)  General..............................................41
                    (b)  Establishment of Rebate Fund.........................41
                    (c)  Payment of Rebate....................................42
            Section 306. Reserved.............................................43
            Section 307. Application of Moneys................................43
            Section 308. Payments by the Borrower.............................44
                    (a)  Payments of Debt Service by the Borrower.............44
                    (b)  Additional Payments..................................45
                    (c)  Drawings on the Credit Facility......................46
                         (i)   Debt Service...................................46
                         (ii)  Tenders for Purchase...........................46
                         (iii) Use of Credit Facility.........................46
                    (d)  Payment of Debt Service..............................46
                    (e)  Borrower's Purchase of Bonds.........................47
            Section 309. Unconditional Obligation.............................47
            Section 310. Redemption of the Bonds..............................48
                    (a)  Extraordinary Redemption Without Premium.............48
                    (b)  Mandatory Redemption Without Premium in the
                         Event of Act of Bankruptcy of the Bank...............48
                    (c)  Mandatory Redemption in the Event of
                         a Determination of Taxability........................48
                    (d)  Optional Redemption..................................49
                    (e)  Scheduled Mandatory Redemption Without Premium.......50
                    (f)  Mandatory Redemption Without Premium--Expiration of
                         Credit Facility......................................50
                    (g)  Selection of Bonds to Be Redeemed....................50
                    (h)  Notice by the Borrower...............................51
                    (i)  Payment of Redemption Price and Accrued Interest.....51
                    (j)  Notice of Redemption.................................51
            Section 311. Purchase of Bonds Tendered...........................51
                    (a)  Procedure............................................51
                         (i)   Notice.........................................52
                         (ii)  Sources of Payments............................52
                    (b)  Payments by the Trustee..............................52
            Section 312. Remarketing of Bonds Tendered........................52
                    (a)  General..............................................53
                    (b)  Remarketing of Bonds in the Weekly Mode
                         Between Notice and Redemption or
                         Conversion Date......................................54
            Section 313. Paying Agent.........................................54
            Section 314. Remarketing Agent....................................54
                    (a)  Qualifications and Responsibilities..................54

                   (b)   Removal or Resignation of Remarketing Agent..........55
                   (c)   Successors...........................................55
           Section 315.  Investments..........................................55
           Section 316.  Reserved.............................................57
           Section 317.  Credit Facilities....................................57
                   (a)   Substitution or Replacement..........................57
                   (b)   Requirements.........................................58
           Section 318.  Securities Laws......................................59

ARTICLE IV. THE PROJECT.......................................................59
           Section 401.  Construction Fund....................................59
           Section 402.  Construction of the Project..........................60
           Section 403.  Certificate of Completion............................60
           Section 404.  Completion by the Borrower...........................61
           Section 405.  Borrower Not to Impair Tax Status; Use of Project....61
           Section 406.  Compliance with Law..................................61
           Section 407.  Current Expenses.....................................61
           Section 408.  Disposition and Use of Project.......................62

ARTICLE V. RESERVED...........................................................62

ARTICLE VI. DEFAULT AND REMEDIES..............................................62
           Section 601.  Default by the Borrower..............................62
                   (a)   Events of Default; Default...........................62
                   (i)   Debt Service on Bonds; Required Purchase.............62
                   (ii)  Other Obligations....................................62
                   (iii) Event of Bankruptcy..................................62
                   (iv)  Reimbursement Agreement..............................63
                   (v)   Non-Reinstatement under the Credit Facility..........63
                   (b)   Waiver...............................................63
           Section 602.  Remedies for Events of Default.......................64
                   (a)   Acceleration.........................................64
                   (b)   Rights as a Secured Party............................64
           Section 603.  Court Proceedings....................................64
           Section 604.  Revenues after Default...............................64
           Section 605.  The Credit Facility; Acceleration....................65
           Section 606.  Rights of Bondowners.................................65
           Section 607.  Performance of Borrower's Obligations................65
           Section 608.  Remedies Cumulative; No Waiver.......................66
           Section 609.  Subrogation Rights of Bank...........................66
           Section 610.  Rights of Bank.......................................66

ARTICLE VII. THE TRUSTEE......................................................67

            Section 701.  Corporate Organization, Authorization
                          and Capacity........................................67
            Section 702.  Rights and Duties of the Trustee....................67
                   (a)    Moneys to Be Held in Trust..........................67
                   (b)    Accounts............................................67
                   (c)    Performance of the Issuer's Obligations.............67
                   (d)    Responsibility......................................67
                   (e)    Limitations on Actions..............................68
                   (f)    Financial Obligations...............................69
                   (g)    Ownership of Bonds..................................69
                   (h)    No Surety Bond......................................69
                   (i)    Requests by the Borrower............................69
                   (j)    Securities Disclosures..............................69
            Section 703.  Fees and Expenses of the Trustee....................69
            Section 704.  Resignation or Removal of Trustee...................70
            Section 705.  Successor Trustee...................................70

ARTICLE VIII. THE ISSUER......................................................71
            Section 801.  Corporate Organization, Authorization and Power.....71
            Section 802.  Covenant as to Payment; Faith and Credit of
                          Commonwealth Not Pledged............................72
            Section 803.  Rights and Duties of the Issuer.....................72
                   (a)    Remedies of the Issuer..............................72
                   (b)    Limitations on Actions..............................72
                   (c)    Responsibility......................................72
                   (d)    Financial Obligations...............................73

ARTICLE IX. THE BONDOWNERS....................................................73
            Section 901.  Action by Bondowners................................73

ARTICLE X.  THE BORROWER......................................................74
            Section 1001. Corporate Organization, Authorization and
                          Powers; Sale, Merger or Consolidation...............74
            Section 1002. Indemnification by the Borrower.....................75
            Section 1003. Adequacy of Disclosure..............................76

ARTICLE XI. MISCELLANEOUS.....................................................77
            Section 1101. Amendments..........................................77
                   (a)    Without Bondowners' Consent.........................77
                   (b)    With Bondowners' Consent............................77
                   (c)    General.............................................78
            Section 1102. Notices.............................................78
            Section 1103. Time................................................79
            Section 1104. Agreement Not for the Benefit of Other Parties......79

            Section 1105. Severability........................................79
            Section 1106. Counterparts........................................79
            Section 1107. Captions............................................79
            Section 1108. Extent of Covenants; No Personal Liability..........79
            Section 1110. Survival of Representations and Warranties..........79
            Section 1111. Governing Law.......................................80
            Section 1112. Usury...............................................80

                   ARTICLE I.  INTRODUCTION AND DEFINITIONS

          Section 101.  Description of the Agreement and the Parties.  This LOAN
          -----------   --------------------------------------------
AND TRUST AGREEMENT (the "Agreement") is entered into as of July 1, 1996 by the Massachusetts Industrial Finance Agency (with its successors, the "Issuer"), AFC Cable Systems, Inc. (with its successors, the "Borrower"), a Delaware corporation, and Fleet National Bank, a national banking association, as Trustee (with its successors, the "Trustee"). This Agreement is a financing document combined with a trust agreement as one instrument under Massachusetts General Laws Chapter 23A and, to the extent incorporated therein, Massachusetts General Laws, Chapter 40D, each as amended (collectively, the "Act").

          This Agreement provides for the following transactions:

          (a) the Issuer's issuance of the Bonds;

          (b) the Issuer's Loan of the proceeds of the Bonds to the Borrower to finance and refinance the acquisition, construction, improvement and equipping of the Project;

          (c) the Borrower's repayment of the Loan from the Issuer through payment to the Trustee of all amounts necessary to pay the Bonds issued by the Issuer; and

          (d) the Issuer's assignment to the Trustee in trust for the benefit and security of the Bondowners of the Issuer's rights under this Agreement and the revenues to be received from the Borrower hereunder except as otherwise provided below with respect to the Loan to the Borrower hereunder, including repayment of the Loan to be received from the Borrower.

          At the time the Bonds are issued the Borrower will cause an irrevocable, transferable Letter of Credit of Fleet National Bank in the maximum aggregate amount of $3,624,000 to be issued to the Trustee to be drawn upon to pay the Purchase Price of, principal of, and interest on the Bonds.

          In consideration of the mutual promises contained in this Agreement, the rights conferred and the obligations assumed hereby, and other good and valuable consideration, the receipt of which is hereby acknowledged, each of the Borrower, the Issuer and the Trustee agree, assign, covenant, grant, pledge, promise, represent and warrant as set forth herein for their own benefit and for the benefit of the Bondowners and the Bank, provided that any financial obligation of the Issuer created by or arising out of this Agreement shall not be a general obligation of the Issuer nor a debt or pledge of the faith and credit of the Commonwealth, but shall be payable solely from the revenues and funds pledged for its payment in accordance with this Agreement.

          Section 102.  Definitions.
          -----------   -----------

          (a) Words.  In addition to terms defined elsewhere herein, the
              -----
following terms have the following meanings in this Agreement, unless the context otherwise requires:

          "Act" has the meaning set forth in Section 101.

          "Act of Bankruptcy of the Bank" means the Bank (or the issuer of a substitute Credit Facility, if a substitute Credit Facility has been issued as provided herein, as the case may be) shall become insolvent or fail to pay its debts generally as such debts become due or shall admit in writing its inability to pay any of its indebtedness or shall consent to or petition for or apply to any authority for the appointment of a receiver, liquidator, trustee or similar official for itself or for all or any substantial part of its properties or assets or any such trustee, receiver, liquidator or similar official is otherwise appointed or insolvency, reorganization, arrangement or liquidation proceedings (or similar proceedings) shall be instituted by or against the Bank (or the issuer of a substitute Credit Facility, if a substitute Credit Facility has been issued as provided herein, as the case may be).

          "Bank" means Fleet National Bank, in its capacity as issuer of the Letter of Credit, and any other issuer of a Credit Facility.

          "Bank Rate" means the per annum rate of interest applicable to Pledged Bonds which is equal to the Prime Lending Rate. The Bank Rate shall fluctuate simultaneously with each change in the Prime Lending Rate. In no event shall the Bank Rate exceed the highest interest rate permitted by law.

          "Bond Counsel" means Ropes & Gray or other nationally recognized bond counsel selected by the Borrower and reasonably satisfactory to the Trustee.

          "Bond Fund" means the fund established pursuant to Section 304.

          "Bondowners", "owners", "Registered Owners" or words of similar import means the registered owners of the Bonds from time to time as shown in the books kept by the Trustee, as bond registrar and transfer agent, except that wherever appropriate the term "owners" shall mean the owners of the Bonds for federal income tax purposes.

          "Bonds" means the $3,570,000 principal amount of the Massachusetts Industrial Finance Agency Industrial Revenue Bonds (AFC Cable Systems, Inc. Issue - Series 1996) and any bond or bonds duly issued in exchange or replacement therefor.

          "Book-Entry Only System" means the system of registration described in
Section 301(c)(ii).

          "Borrower Bond" means any Bond registered to the Borrower pursuant to Subsection 312(a).

          "Borrower Representative" means the person or persons at the time designated to act on behalf of the Borrower in a written certificate (or any alternate or alternates at the time so designated) furnished to the Trustee, containing the specimen signature of such person or persons and signed on behalf of the Borrower by its Chairman, Vice Chairman, President, Chief Financial Officer, Treasurer, any Assistant Treasurer or any Vice President.

          "Business Day" means a day (i) that is not a Sunday or legal holiday,
(ii) that is a day on which banks are not required or authorized to close in New York, New York, (iii) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed and (iv) that is a day on which the New York Stock Exchange is not closed.

          "Commonwealth" means The Commonwealth of Massachusetts.

          "Construction Fund" means the fund established pursuant to Section
401.

          "Credit Facility" means the Letter of Credit and any substitute irrevocable transferable letter of credit delivered to the Trustee pursuant to this Agreement and then in effect.

          "Credit Facility Fund" means the fund established pursuant to Section 308.

          "Date of Issuance" means the date of original delivery of the Bonds to the Placement Agent against payment therefor.

          "Default" has the meaning given such term in Section 601.

          "Delivery Date" means, with respect to a Bond tendered for purchase, the Purchase Date or any subsequent Business Day on which such Bond is delivered to the Paying Agent as provided in the form of Weekly Bond in Paragraph 301(a)(i).

          "Determination of Taxability" means (a) receipt by the Trustee of a written opinion of Bond Counsel to the effect that, based on written statements, certificates, audits, filings or any other documentation furnished by a Borrower Representative or any "principal user" of the Project or any "related person" thereto (as such terms are used in the IRC), (i) the $10,000,000 limit of IRC
Section 144(a)(4) was exceeded at any time within the three-year period commencing the date the Bonds were issued or (ii) the $40,000,000 limit of IRC
Section 144(a) was exceeded at any time within the three (3) year period beginning on the later of the date the Bonds were issued or the date the Project is placed in service; or (b) written notice to the Trustee of the enactment of a statute or promulgation of a regulation eliminating, in whole or in part, the applicable exclusion, as such exists on the date the Bonds were issued, for interest payable on the Bonds; or (c) written notice to the Trustee of a "final determination by decision or ruling by a duly constituted administrative authority" to the effect that such exclusion for interest payable on the Bonds is not available, is no longer available or is contrary to law; or (d) notice to the Trustee of the expiration of the right to further administrative review of any determination, decision or ruling to the effect that such exclusion for interest payable on the Bonds is not available, is no longer available or is contrary to law; or (e) receipt by the Trustee of a written opinion of Bond Counsel that there is no longer a basis for the Bondowners or any former Bondowner (other than a Bondowner or former Bondowner who is or was a "substantial user" of the Project or a "related person" thereto as such terms are used in the IRC) to claim that any interest paid and payable on the Bonds is excluded from gross income under the laws of the United States. The phrase "Determination of Taxability" does not mean or include consideration of the interest payable on the Bonds for purposes of calculating the interest expense which may be deducted by a bank or other financial institution.

          For the purposes of clause (c) above, a "final determination by decision or ruling by a duly constituted administrative authority" shall mean
(1) the issuance of a ruling (including, but not limited to, a revenue ruling or a letter ruling) by the Internal Revenue Service ("IRS") or any successor thereto, or (2) the issuance of either a preliminary notice of proposed deficiency ("30-Day Letter"), a statutory notice of deficiency letter ("90-Day Letter"), or other written order or directive of similar force and effect by the IRS, or any other United States governmental agency having jurisdiction therein.

          Nothing in this definition of "Determination of Taxability" shall be construed to mean that the Trustee or any Bondowner shall have any obligation to contest or appeal any assertion or decision that any interest payable on the Bonds is subject to taxation.

          Notwithstanding the foregoing, the imposition of an alternative, preference, minimum or other special tax on a Bondowner in the calculation of which is included the interest of the Bonds shall not be, in and of itself, considered a Determination of Taxability.

          "DTC" has the meaning given such term in Section 301(c)(i).

          "Effective Date" means, with respect to a Bond in the Weekly Mode, the date on which a new Rate Period for that Bond takes effect. The Effective Date shall initially be the Date of Issuance and thereafter each Wednesday.

          "Effective Rate" means, for any Rate Period, the rate of interest in effect for such Rate Period.

          "Eligible Funds" means (i) amounts drawn on any Credit Facility; (ii) amounts paid to the Trustee pursuant to this Agreement which have been held by it for a period of at least 123 days during which no Event of Bankruptcy has occurred and commingled only with other Eligible Funds; and (iii) amounts which if applied to the payment of the Bonds would not, in the opinion of nationally recognized counsel experienced in bankruptcy matters selected by the Borrower and satisfactory to the Trustee, be subject to avoidance as a preference under the United States Bankruptcy Code upon an Event of Bankruptcy; and (iv) income derived from the investment of the foregoing; provided that such income shall not be deemed to be Eligible Funds if an injunction, restraining order, stay or similar court action is in effect preventing the payment of such income to Bondowners. The Trustee shall maintain records of Eligible Funds held by it.

          "Event of Bankruptcy" means the filing of a petition in bankruptcy or the commencement of a proceeding under the United States Bankruptcy Code or any other applicable law concerning insolvency, reorganization or bankruptcy by or against the Borrower, any guarantor of the Bonds (other than the Bank) or the Issuer, as debtor.

          "Event of Default" has the meaning given such term in Section 601.

          "Federal Tax Statement" means the Non-Arbitrage and Tax Compliance Certificate of the Borrower executed by the Borrower in connection with the original issuance of the Bonds and delivered to the Trustee on the Date of Issuance.

          "Financial Institution" means (a) any national bank, national banking association or banking institution, whether acting in its individual or fiduciary capacity, organized under the laws of the United States of America, any state or territory thereof or the District of Columbia, the business of which is substantially confined to banking and is supervised by the federal, state or territorial banking commissioner or similar official, (b) an insurance company which is organized as an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies, and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia, (c) an investment company registered under the Investment Company Act of 1940 or a business development company as described in
Section 2(a)(48) of such Act, (d) an employee benefit plan, including an individual retirement account, which is subject to the provisions of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company or registered investment advisor, or (e) any other institutional investor. A Financial Institution must have assets of at least $25,000,000.

          "First Optional Redemption Date" means the anniversary of the Fixed Rate Conversion Date in the year which is the number of years after the Fixed Rate Conversion Date equal to the number of years between the Fixed Rate Conversion Date and the maturity date multiplied by one-half (1/2) and rounded up to the nearest whole number provided, however, that Bonds shall not be subject to optional redemption if the period between the Fixed Rate Conversion Date and their maturity date is less than ten years.

        "Fixed Rate" means a rate or rates of interest on the Bonds that is fixed for the remaining term of the Bonds.

        "Fixed Rate Conversion Date" means the date upon which the Fixed Rate first becomes effective for the Bonds.

        "Fixed Rate Mode" has the meaning set forth in the form of Fixed Rate Bond in Paragraph 301(a)(ii).

        "Government Obligations" means obligations issued by, or the full and timely payment of which are guaranteed by, the United States.

          "IRC" means the Internal Revenue Code of 1986, as it may be amended from time to time, and any Treasury Regulations (including Temporary or Proposed Regulations) thereunder or applicable thereto, including (until modified, amended or superseded) Treasury Regulations or Temporary or Proposed Regulations under the Internal Revenue Code of 1954, as amended, and regulations promulgated thereunder or applicable thereto.

          "Interest Index" means that indication of the lowest interest rate appropriate for bonds similar to the Bonds being priced in terms of security, creditworthiness, term and tender privilege which will permit the Bonds to be sold at a purchase price equal (excluding accrued interest) to their principal amount determined first by interviewing three investors of portfolios holding significant numbers of such bonds (but who are not Bondowners) and second, if that is not practicable, by referring to the best available database or publication of national recognition containing a recent calculation of such an interest rate for comparable securities.

          "Interest Payment Date" means each date on which interest shall be payable on the Bonds according to their terms so long as any of the Bonds shall be Outstanding. While the Bonds bear interest in the Weekly Mode, the Interest Payment Date shall be the first Wednesday of each calendar month or if such day is not a Business Day, the next succeeding Business Day, commencing August 7, 1996 and, as to any Bond, the maturity date or redemption date thereof; from and after the Fixed Rate Conversion Date, the Interest Payment Date shall be the first day of January and July of each year, commencing with a January 1 or July 1 which is at least two months but less than ten months after the Fixed Rate Conversion Date, as specified by the Borrower in writing to the Trustee; and for Pledged Bonds the Interest Payment Date shall be the first Business Day of each month and, as to any Bond, the maturity date or redemption date thereof. Notwithstanding anything herein to the contrary, the maturity date of any Bond shall be deemed to be an Interest Payment Date.

          "Letter of Credit" means the $3,624,000 irrevocable letter of credit issued by Fleet National Bank for the benefit of the Trustee as of the Date of Issuance and any extensions thereof.

          "Loan" means the deposit of Bond proceeds (exclusive of accrued interest) in the Construction Fund made pursuant to this Agreement. The amount of the Loan shall include any fee payable to the Placement Agent.

          "Maximum Interest Rate" means the maximum interest rate on Bonds in the Weekly Mode, other than Pledged Bonds, which rate is initially 12% per annum. The Maximum Interest Rate may be increased at any time by the Borrower by filing with the Issuer and the Trustee a certificate stating the new Maximum Interest Rate and an opinion of Bond Counsel to the effect that such increase will not affect adversely the exclusion of interest on the Bonds from the gross income of the Bondowners for federal income tax purposes. In no event shall an increase in the Maximum Interest Rate be permitted to cause the amount entitled to be drawn under a Credit Facility to be less than the minimum required amount specified in Paragraph 317(b)(ii).

          "Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Weekly Mode and the Fixed Rate Mode.

          "Outstanding," when used to modify Bonds, refers to Bonds issued, authenticated and delivered under this Agreement, excluding: (i) Bonds which have been exchanged or replaced; (ii) Bonds which have been paid; (iii) Bonds which have become due and for the payment of which moneys have been duly provided; (iv) Borrower Bonds; (v) Bonds deemed tendered for purchase and not delivered to the Trustee on the Purchase Date, provided sufficient funds for payment of the Purchase Price are on deposit with the Trustee; and (vi) Bonds with respect to which this Agreement has been defeased pursuant to Section 204.

          "Permitted Investments" has the meaning given such term in
Section 315.

          "Placement Agent" means Fleet National Bank, as placement agent.

          "Pledge Agreement" means (a) the Pledge Agreement dated as of the date hereof by and between the Borrower and the Bank, as said Pledge Agreement may be supplemented or amended from time to time, and (b) any similar agreement entered into by and between the Borrower and any substitute Bank, as said agreement may be supplemented or amended from time to time.

          "Pledged Bond" has the meaning given to such term in Section 312(a).

          "Prime Lending Rate" means, on any date of calculation, the rate of interest announced by the Bank, from time to time, as a reference point for determining interest rates charged on certain loans and is not necessarily the lowest rate at which the Bank loans money or issues credit.

          "Project" means generally the acquisition of approximately 17.8 acres of land at New Bedford Industrial Park, 260 Duchaine Boulevard, New Bedford, Massachusetts, and an existing building consisting of approximately 100,000 square feet and renovations to and construction of an addition to said building, for use by the Borrower in the manufacture of armored cable, flexible conduit building wire, modular wiring systems and fittings and other associated uses, including directly related and ancillary uses.

          "Project Costs" means the costs of issuing the Bonds and the costs of carrying out the Project which may be paid from Bond proceeds under the Act, excluding the creation of reserves and including interest during construction. Project Costs shall also be limited to costs which are permitted to be paid or reimbursed from Bond proceeds by the Federal Tax Statement.

          "Purchase Date" means, while the Bonds are in a Weekly Mode, the date on which Bonds shall be required to be purchased pursuant to a mandatory or optional tender in accordance with the provisions in the form of Weekly Rate Bonds in Paragraph 301(a)(i).

          "Purchase Price" shall have the meaning set forth in the form of Weekly Rate Bonds.

          "Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Weekly Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein.

          "Reimbursement Agreement" means (a) the Reimbursement Agreement dated as of July 1, 1996 between the Bank and the Borrower, and any amendments and supplements thereto and (b) any letter of credit agreement or reimbursement agreement by and between the Borrower and any substitute Bank, and any amendments and supplements thereto.

          "Remarketing Agent" means Fleet Securities, Inc., in its capacity as remarketing agent under the Remarketing Agreement, its successors and assigns.

          "Remarketing Agreement" means the Remarketing Agreement dated as of the date hereof among the Borrower, the Trustee and the Remarketing Agent, as the same may be amended or supplemented from time to time.

          "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors or assigns.

          "Tax Incidence Date" means the first date as of which interest on the Bonds is determined to be taxable as a result of the occurrence of a Determination of Taxability .

          "Tendered Bond" means any Bond tendered or deemed tendered for purchase pursuant to Paragraphs 301(d)(iii) or (iv) or 301(e).

          "Trustee" means Fleet National Bank, as trustee under this Agreement and its successors in such capacity.

          "UCC" means the Massachusetts Uniform Commercial Code.

          "Weekly Mode" means a Rate Period with respect to the Bonds which is a one week (or slightly shorter or longer) period which commences on Wednesday of one calendar week and ends on the following Tuesday.

          "Weekly Rate" means the rate of interest determined by the Remarketing Agent for each Rate Period to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, would permit the sale of the Bonds in the Weekly Mode at par on and as of the Effective Date, but not in excess of the Maximum Interest Rate.

          Words importing persons include firms, associations and corporations, and the singular and plural forms of words shall be deemed interchangeable whenever appropriate.

          ARTICLE II. LOAN OF BOND PROCEEDS; THE ASSIGNMENT AND PLEDGE

          Section 201.  Loan of Bond Proceeds.  The Issuer shall issue the Bonds
          -----------   ---------------------
pursuant to the Act in the amount, in the form and with the terms provided herein, and shall loan to the Borrower such amounts to finance Project Costs as hereinafter provided. The Borrower agrees to repay the Loan in the amounts and at the times necessary to pay principal of, premium, if any, and interest on the Bonds by making the payments required under Section 308.

          Section 202.  Assignment and Pledge of the Issuer.  The Issuer, for
          -----------   -----------------------------------
consideration paid as hereinabove acknowledged, hereby irrevocably assigns and pledges to the Trustee in trust for the security of the Bondowners and the Bank upon the terms hereof all the Issuer's right, title and interest (i) in respect of the Loan and all payments thereon, (ii) in all moneys and securities held by the Trustee for deposit in, or deposited in, the Bond Fund, the Construction Fund, or the Credit Facility Fund and investment earnings thereon, and (iii) in any collateral security for, and all proceeds of, any of the foregoing. The Trustee shall hold (1) all the rights, title and interest received under this section and (2) all revenues exclusive of funds to which the Trustee is entitled in its own right as fees, reimbursement, indemnity or otherwise received from the Borrower or derived from the exercise of the Issuer's powers hereunder (which shall include all payments under Subsection 308(a)) in trust for the security of the Bondowners and the Bank in accordance with the provisions hereof.

          Section 203.  Further Assurances.  The Issuer shall from time to time
          -----------   ------------------
execute and the Borrower and the Trustee shall from time to time execute, deliver and record and file such instruments as the Trustee may reasonably require to confirm, perfect or maintain the security created hereby and the assignment and pledge of rights hereunder.

          Section 204.  Defeasance.  When there are in the Bond Fund sufficient
          -----------   ----------
funds, or noncallable and non-prepayable Government Obligations in such principal amounts, bearing interest at such rates and with such maturities (including, with respect to any Bonds in the Weekly Mode, maturities no greater than seven days to fund the payment of Purchase Price) as will provide, without reinvestment, sufficient funds to pay the Purchase Price or the principal of, premium, if any, and interest on the Bonds in full as and when such amounts become due, and when all the rights hereunder of the Issuer (including the right to receive payments under Paragraphs 308(b)(i) and (ii)) and of the Trustee and their respective directors, officers, employees and agents have been paid or provided for to the satisfaction of the Issuer and the Trustee, then (1) the Bondowners will cease to be entitled to any right, benefit or security under this Agreement except the right to receive payment of the funds deposited and held for payment and other rights set forth below or which rights by their nature cannot be satisfied prior to or simultaneously with termination of the lien hereof, (2) the security interests created by this Agreement (except in such funds and investments) shall terminate, and (3) the Issuer and the Trustee shall execute and deliver such instruments as may be necessary to discharge the lien and security interests created hereunder; provided, however, that (a) with respect to any Bonds that are supported by a Credit Facility, all such funds and obligations in the Bond Fund shall be Eligible Funds; (b) if any such Bonds are to be redeemed prior to the maturity thereof, such Bonds shall have been duly called for redemption or irrevocable instructions for such a call shall have been given to the Trustee and, (c) if the Bonds bear interest at the Weekly Rate, the Trustee shall have received written confirmation from S&P that the proposed defeasance will not in and of itself cause a reduction or withdrawal of the rating then in effect on the Bonds. Upon such defeasance, the funds and investments required to pay or redeem the Bonds in full shall be irrevocably set aside for that purpose. The Trustee shall cause to be mailed to all Bondowners in the manner herein specified for redemption of Bonds within fifteen (15) days of the conditions of this section being met a notice stating that such conditions have been met and that the lien of this Agreement has been discharged, and, if the Bonds are to be redeemed prior to maturity, specifying the date of redemption and the redemption price. Any funds or property held by the Trustee for payment of the Bonds under this section and not required for such payment shall (unless there is an Event of Default hereunder, in which case they shall be applied as provided in Section 604), after satisfaction of all the rights of the Issuer, the Trustee and the Bank and their respective directors, officers, employees and agents (as certified in writing by the Issuer, the Trustee and the Bank, respectively), and payment of the rebate, if any, due to the United States under IRC (S)148, and upon such indemnification, if any, as the Issuer or the Trustee may reasonably require, be distributed to the Borrower. If Bonds are not presented for final payment when due and moneys are available in the hands of the Trustee therefor, the Trustee shall, without liability for interest thereon, continue to hold the moneys held for that purpose subject to Subsection 304(c), and interest shall cease to accrue on the principal amount represented thereby.

          When there are in the Bond Fund funds or securities as described in the preceding paragraph as are sufficient to pay the Purchase Price, principal of, premium, if any, and interest on, some but not all of the Bonds in full as and when such amounts become due and the other conditions in the preceding paragraph have been met with respect to such Bonds, the particular Bonds (or portions thereof) for which such provision for payment shall have been considered made shall be selected by lot by the Trustee (or, if the Bonds are in the Book-Entry Only System, in such manner as DTC shall determine) and thereupon the Trustee and the Issuer shall take similar action to release the security interests created by this Agreement in respect of such Bonds (except in such funds or securities and investments thereof), subject however to compliance with the applicable conditions set forth in the provisos above.

          Notwithstanding the foregoing, those provisions relating to the maturity of Bonds, interest payments and dates thereof, the tender of Bonds for purchase and the Trustee's remedies with respect thereto, and provisions relating to exchange, transfer and registration of Bonds, replacement and cancellation of Bonds, the holding of moneys in trust and the duties of the Trustee in connection with all of the foregoing, the payment by the Borrower of the fees, expenses and indemnities of the Trustee and the Issuer and their respective directors, officers, employees and agents and any obligation of the Borrower to make rebate payments to the United States of America, shall remain in full force and effect and shall be binding upon the Trustee, the Issuer, the Borrower and the Bondowners notwithstanding the release and discharge of this Agreement until the Bonds have been actually paid in full.

                          ARTICLE III.  THE BORROWING

          Section 301.  The Bonds.
          -----------   ---------

          (a)  Forms of Bonds.  The Bonds shall be issued in substantially the
               --------------
following forms for the Weekly and Fixed Rate Modes:

          (i)  Form of Weekly Bond.  The Bonds may be issued in the Weekly Mode
               -------------------
in substantially the form prescribed below:

R-__                                                     $


ANY BONDOWNER WHO FAILS TO DELIVER A BOND FOR PURCHASE AT THE TIMES AND AT THE PLACE REQUIRED HEREIN SHALL HAVE NO FURTHER RIGHTS HEREUNDER EXCEPT THE RIGHT TO RECEIVE THE PURCHASE PRICE HEREOF UPON PRESENTATION AND SURRENDER OF THIS BOND TO THE TRUSTEE AS DESCRIBED HEREIN, AND SHALL HOLD THIS BOND AS AGENT FOR THE TRUSTEE.

                            UNITED STATES OF AMERICA

                       THE COMMONWEALTH OF MASSACHUSETTS

                    MASSACHUSETTS INDUSTRIAL FINANCE AGENCY


                            Industrial Revenue Bond
                  (AFC Cable Systems, Inc. Issue-Series 1996)

          THIS BOND DOES NOT CONSTITUTE A GENERAL OBLIGATION OF THE MASSACHUSETTS INDUSTRIAL FINANCE AGENCY OR A DEBT OR PLEDGE OF THE FAITH AND CREDIT OF THE COMMONWEALTH OF MASSACHUSETTS; THE PRINCIPAL OF AND INTEREST AND PREMIUM, IF ANY, ON THIS BOND ARE PAYABLE SOLELY FROM THE REVENUES AND FUNDS PLEDGED FOR THEIR PAYMENT IN ACCORDANCE WITH THE LOAN AND TRUST AGREEMENT. THE AGENCY HAS NO TAXING POWER.

REGISTERED OWNER: CEDE & CO.

PRINCIPAL AMOUNT:

INTEREST PAYMENT DATES:  (i) the first Wednesday of each calendar month, or, if such day is not a Business Day, the next succeeding Business Day, commencing August 7, 1996, (ii) the Maturity Date or redemption date and (iii), if this Bond is a Pledged Bond, the first Business Day of each month.

MATURITY DATE: July 1, 2016                        CUSIP:

DATE OF THIS BOND:                                 MODE:  Weekly
(Date as of which Bonds of this
series were initially issued)

          The Massachusetts Industrial Finance Agency (the "Issuer"), for value received, promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND set forth above, until paid in full, at the rates set forth below, payable on each INTEREST PAYMENT DATE until the date on which this bond becomes due, whether at maturity or by acceleration or redemption. From and after that date, any unpaid principal will bear interest at the rate last established for this bond before the principal became overdue until paid or duly provided for. Until conversion to the Fixed Rate Mode as provided below, this bond shall bear interest at the Weekly Rate. The Weekly Rate for this bond shall be the rate of interest determined by the Remarketing Agent designated as provided in the Agreement (herein, with its successors, the "Remarketing Agent"), for each Rate Period, as defined below, to be the lowest rate which in its judgment, on the basis of prevailing financial market conditions, would permit the sale of the Bonds (as defined below) in the Weekly Mode at par as of the Effective Date, as defined below, but not in excess of the Maximum Interest Rate. If this bond is converted to the Fixed Rate Mode it shall bear interest at the Fixed Rate as defined in the Agreement. The Remarketing Agent shall determine the initial Weekly Rate on or before the date of issue of the Bonds, which rate shall remain in effect as provided in the Agreement. Thereafter, the Remarketing Agent shall redetermine the Weekly Rate for each Rate Period as provided below. The amount of interest due on any INTEREST PAYMENT DATE shall be the amount of unpaid interest accrued on this bond through the day preceding such INTEREST PAYMENT DATE.

          This bond is one of a series of Industrial Revenue Bonds (AFC Cable Systems, Inc. Issue - Series 1996) (the "Bonds") in the aggregate principal amount of $3,570,000 issued under Massachusetts General Laws, Chapter 23A, and, to the extent incorporated therein, Massachusetts General Laws, Chapter 40D, each as amended (collectively the "Act"). The proceeds of the Bonds are being loaned to AFC Cable Systems, Inc. (the "Borrower"), a Massachusetts corporation, pursuant to a Loan and Trust Agreement (the "Agreement") dated as of July 1, 1996 among the Borrower, the Issuer and Fleet National Bank, as Trustee (the "Trustee"). Pursuant to the Agreement, the Borrower has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Borrower, the Issuer, the Trustee and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

          The Purchase Price (as defined below) and principal of, premium, if any, and interest on this bond while it is in the Weekly Mode are also payable from moneys drawn by the Trustee on an irrevocable letter of credit for the Bonds (together with any extensions, amendments and renewals thereof, the "Letter of Credit") issued by Fleet National Bank (together with any other issuer of a Credit Facility, the "Bank") pursuant to the terms of a Reimbursement Agreement dated as of July 1, 1996 (the "Reimbursement Agreement") between the Borrower and Fleet National Bank. The Trustee may draw on the Letter of Credit presently in place for the payment of up to forty-six (46) days' interest for Bonds in the Weekly Mode. The Letter of Credit initially expires on July 6, 2001 but may be terminated earlier upon the occurrence of certain events set forth in the Agreement and the Reimbursement Agreement or extended as provided in the Reimbursement Agreement. Unless the Letter of Credit is extended or renewed or a substitute letter of credit (collectively with the Letter of Credit, a "Credit Facility") is provided in accordance with the Agreement, the Bonds will become subject to mandatory purchase as described below. The Borrower may substitute a new Credit Facility as provided in the Agreement.

          In case any Event of Default occurs and is continuing, the principal amount of this bond together with accrued interest may become or be declared immediately due and payable in the manner and with the effect provided in the Agreement.

          Unless otherwise defined herein, capitalized terms used in this bond shall have the meaning given them in the Agreement. The following terms are defined as follows:

          "Business Day" means a day (i) that is not a Sunday or legal holiday,
(ii) that is a day on which banks are not required or authorized to close in New York, New York, (iii) that is a day on which banking institutions in all of the cities in which the principal offices of the Trustee and, if applicable, the Remarketing Agent and the Bank are located are not required or authorized to remain closed and (iv) that is a day on which the New York Stock Exchange is not closed.

          "Effective Date" means, with respect to a Bond in the Weekly Mode, the date on which a new Rate Period for that Bond takes effect. The Effective Date shall initially be the Date of Issuance and thereafter each Wednesday.

          "Interest Payment Date" means each date on which interest shall be payable on the Bonds according to their terms so long as any of the Bonds shall be Outstanding. While the Bonds bear interest in the Weekly Mode, the Interest Payment Date shall be the first Wednesday of each calendar month or if such day is not a Business Day on the next succeeding Business Day, commencing August 7, 1996 and, as to any Bond, the maturity date or redemption date thereof; from and after the Fixed Rate Conversion Date, the Interest Payment Date shall be the first day of January and July of each year, commencing with a January 1 or July 1 which is at least two but less than ten months after the Fixed Rate Conversion Date; and for Pledged Bonds the Interest Payment Date shall be the first Business Day of each month and, as to any Bond, the maturity date or redemption date thereof. Notwithstanding anything herein to the contrary, the maturity date of any Bond shall be deemed to be an Interest Payment Date.

          "Mode" means the period for and the manner in which the interest rates on the Bonds are set and includes the Weekly Mode and the Fixed Rate Mode.

          "Purchase Date" means, while this bond is in the Weekly Mode, the date on which this bond shall be required to be purchased pursuant to a mandatory or optional tender in accordance with the provisions hereof.

          "Rate Period" or "Period" means, when used with respect to any particular rate of interest for a Bond in the Weekly Mode, the period during which such rate of interest determined for such Bond will remain in effect as described herein. While this bond is in the Weekly Mode, a new interest rate shall take effect on the date such Mode takes effect and thereafter on each Effective Date.

          "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any of its successors or assigns.

          "Weekly Mode" means a Rate Period with respect to the Bonds which is a one week (or slightly shorter or longer) period which commences on Wednesday of one calendar week and ends on the following Tuesday.

          At the option of the Borrower, and upon certain conditions provided for in the Agreement, the Bonds may be converted to the Fixed Rate Mode.

          While this bond is in the Weekly Mode, conversion to the Fixed Rate Mode may take place only on an INTEREST PAYMENT DATE in any calendar month upon written notice from the Trustee to the REGISTERED OWNER of this bond mailed at least thirty (30) days prior to the conversion. Conversion of this bond shall be subject to the conditions set forth in the Agreement. In the event that the conditions for a proposed conversion are not met (i) such conversion shall not take effect on the proposed conversion date, notwithstanding any prior notice to the Bondowners of such conversion and (ii) this bond shall remain in the Weekly Mode. In no event shall the failure of this bond to be converted be deemed to be a Default or an Event of Default under the Agreement.

          When this bond is in the Weekly Mode, the Weekly Rate in effect for each Rate Period (the "Effective Rate" for such Period) shall be determined not later than the Business Day next preceding the Effective Date. If for any reason the interest rate on the Bonds cannot be established for any Rate Period as described above or is held invalid or unenforceable by a court of law, the interest rate on the Bonds during such Rate Period will be a rate determined by the Remarketing Agent which is not less than 90% nor more than 130% of the Interest

Index. If for any reason the interest rate on the Bonds for the applicable Rate Period cannot be established as described in the preceding sentence, the interest rate on the Bonds for such Rate Period will equal the Interest Index, as determined by the Trustee, but the Trustee shall have no obligation to determine such interest rate. In no event will the Weekly Rate exceed the Maximum Rate. The Remarketing Agent shall announce the Effective Rate by telephone to the Issuer, the Trustee and the Borrower on the date of determination thereof, and shall promptly confirm such notice in writing. If for any reason the Remarketing Agent fails to announce the Effective Rate as provided herein for any Rate Period, the Effective Rate for that Rate Period shall be the same as the Effective Rate for the prior period. While this bond is in the Weekly Mode, any Bondowner may ascertain the Effective Rate at any time by contacting the Trustee or the Remarketing Agent.

          Each determination and redetermination of the Weekly Rate shall be conclusive and binding on the Issuer, the Trustee, the Bank, the Borrower and the Bondowners.

          While this bond is in the Weekly Mode, interest shall be computed on the basis of a 365- or 366-day year, as appropriate, and actual days elapsed. From and after the date on which this bond becomes due, any unpaid principal will bear interest at the then effective interest rate until paid or duly provided for, but unpaid interest shall not continue to bear interest after its due date.

          While this bond is in the Weekly Mode the principal of this bond is payable when due by wire or bank transfer of immediately available funds within the continental United States to the REGISTERED OWNER hereof but only upon presentation and surrender of this bond at the corporate trust office of the Trustee, 111 Westminster Street, Providence, RI 02903 or such other address specified in writing by the Trustee to the Bondowners. Interest on this bond while in the Weekly Mode is payable in immediately available funds by wire or bank transfer within the continental United States from the Trustee to the REGISTERED OWNER, determined as of the close of business on the applicable record date, at its address as shown on the registration books maintained by the Trustee. The Purchase Price (as defined below) of Bonds tendered for purchase shall be paid as provided below.

          The record date for payment of interest while this bond is in the Weekly Mode is the Business Day preceding the date on which interest is to be paid. With respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee may establish a special record date. The special record date may not be more than thirty (30) days before the date set for payment. The Trustee will mail notice of a special record date to the Bondowners at least ten
(10) days before the special record date.

          While this bond is in the Weekly Mode, the REGISTERED OWNER shall have the right to tender this bond or portion thereof for purchase in the principal amount of $100,000 (or in its entirety only if this bond has previously been reduced below $100,000 by partial redemption) and integral multiples of $5,000 in excess thereof (provided, however, that any portion of this bond not tendered shall be in the minimum amount of $100,000) at a price (the "Purchase Price") equal to 100% of the principal amount thereof, plus accrued interest, if any, to the Purchase Date, upon compliance with the conditions described below, provided that if the Purchase Date is an INTEREST PAYMENT DATE, accrued interest shall be paid separately, and not as part of the Purchase Price on such date. In order to exercise the right to tender, the REGISTERED OWNER must deliver to the Trustee a written irrevocable notice of tender substantially in the form of the Bondowner's Election Notice set forth herein or in such other form as is satisfactory to the Trustee. While this bond is in the Weekly Mode, it will be purchased on the Business Day specified in such Bondowner's Election Notice, provided such date is at least seven calendar days after receipt by the Trustee of such notice. If the REGISTERED OWNER of this bond has elected to require purchase as provided above, the REGISTERED OWNER shall be deemed, by such election, to have agreed irrevocably to sell this bond to any purchaser determined in accordance with the provisions of the Agreement on the date fixed for purchase at the Purchase Price.

          Tender of this bond will not be effective and this bond will not be purchased if at the time fixed for purchase an acceleration of the maturity of the Bonds shall have occurred and not have been annulled in accordance with the Agreement. Notice of tender of this bond is irrevocable. All notices of tender of Bonds shall be made to the Trustee at its offices at 111 Westminster Street, Providence, RI 02903, Attention: Corporate Trust Department, or such other address specified in writing by the Trustee to the Bondowners. All deliveries of tendered Bonds, including deliveries of Bonds subject to mandatory tender, shall be made to the Trustee, 111 Westminster Street, Providence, RI 02903 or such other address specified in writing by the Trustee to the Bondowners.

          This bond is subject to mandatory tender for purchase at the Purchase Price (i) on the date of conversion to the Fixed Rate Mode or (ii) on (a) the Interest Payment Date immediately preceding the expiration or termination of the Credit Facility and failure by the Borrower to provide for the delivery of an extension of the existing Credit Facility or a substitute Credit Facility at least 45 days prior to the Interest Payment Date preceding the expiration or termination date of the Credit Facility then in effect, and (b) in connection with the substitution of a Credit Facility, unless the Trustee has received written notice from S&P at least 45 days prior to the Interest Payment Date preceding the expiration or termination date of the Credit Facility then in effect that such substitution will not result in a reduction or withdrawal of the rating on this bond. Notice of mandatory tender shall be given or caused to be given by the Trustee in writing to the REGISTERED OWNER not more than 44 days and not less than 30 days prior to the mandatory Purchase Date. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO SELL AND SURRENDER THIS BOND AT SUCH PRICE TO ANY PURCHASER DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT IN THE EVENT OF SUCH MANDATORY TENDER AND, ON SUCH PURCHASE DATE, TO SURRENDER THIS BOND TO THE TRUSTEE FOR PAYMENT OF THE PURCHASE PRICE. From and after the Purchase

Date, no further interest on this bond shall be payable to the REGISTERED OWNER, provided that there are sufficient funds available on the Effective Date to pay the Purchase Price.

          The Purchase Price of this bond shall be paid to the REGISTERED OWNER by the Trustee on the Delivery Date, which shall be the Purchase Date or any subsequent Business Day on which this bond is delivered to the Trustee. The Purchase Price of this bond shall be paid only upon surrender of this bond to the Trustee as provided herein. From and after the Purchase Date, no further interest on this bond shall be payable to the REGISTERED OWNER who gave notice of tender for purchase, provided that there are sufficient funds available on the Purchase Date to pay the Purchase Price. The Purchase Price of Bonds tendered for purchase is payable for Bonds in the Weekly Mode by wire or bank transfer within the continental United States in immediately available funds from the Trustee to the REGISTERED OWNER at its address shown on the registration books maintained by the Trustee. If on any date this bond is subject to mandatory tender for purchase or is required to be purchased at the election of the REGISTERED OWNER, payment of the Purchase Price of this bond to such owner shall be made on the Purchase Date if presentation and surrender of this bond is made prior to 10:00 A.M., Boston, Massachusetts time, on the Purchase Date or on such later Business Day upon which presentation and surrender of this bond is made prior to 10:00 A.M., Boston, Massachusetts time.

          Anything in this bond or in the Agreement to the contrary, any Bond which at the time is a Borrower Bond or a Pledged Bond shall not be subject to mandatory or optional tender.

          Bonds which are Pledged Bonds (as defined in the Agreement) shall bear interest at the applicable Bank Rate (as defined in the Agreement) until such Bonds are no longer Pledged Bonds. Interest at the Bank Rate shall be calculated on the basis of 1/365th of the rate thereon for each day and shall be payable on the first Business Day of each month. Pledged Bonds shall not be subject to optional tender for purchase.

          The Bonds shall be redeemed from sinking fund installments at a redemption price of 100% of the principal amount of the Bonds so redeemed, plus accrued interest to the redemption date on July 1 of each of the years and in the principal amounts as follows:


  Year    Principal Amount    Year    Principal Amount
  ----    ----------------    ----    ----------------

   1997       $180,000        2007        $180,000
   1998       $180,000        2008        $180,000
   1999       $180,000        2009        $180,000
   2000       $180,000        2010        $180,000
   2001       $180,000        2011        $180,000
   2002       $180,000        2012        $180,000
   2003       $180,000        2013        $180,000
   2004       $180,000        2014        $180,000
   2005       $180,000        2015        $180,000
   2006       $180,000       *2016        $150,000

*Final Maturity

          The Bonds in the Weekly M ode shall be redeemed in whole and not in part upon the occurrence of a Determin ation of Taxability (as defined in the Agreement) from moneys drawn on the Cre dit Facility as soon as practicable and, in any event, within sixty days aft er receipt of notice by the Trustee at a redemption price of 100% of the princip al amount of the Bonds so redeemed, plus accrued interest to the redemption date defined in the Agreement.

          Bonds in the Weekly Mode shall be redeemed in whole or in part at the option of the Borrower on any date at a redemption price of 100% of the principal amount of the Bonds so redeemed plus accrued interest to the redemption date, but only from moneys drawn on the Credit Facility, in the denomination of $5,000 or any integral multiple thereof.

          Bonds which are Pledged Bonds shall be redeemed at the option of the Borrower in whole or in part on any date in integral multiples of $5,000 at a redemption price of 100% of the principal amount redeemed, plus accrued interest to the redemption date.

          Bonds in the Weekly Mode shall be redeemed on any date at a redemption price of 100% of the principal amount redeemed, plus accrued interest to the redemption date:

          (1) In whole or in part, to the extent excess moneys in the Construction Fund are transferred to the Bond Fund established under the Agreement, or from proceeds of the sale, lease or other disposition of the facilities financed by the Bonds or certain insurance or eminent domain proceeds pursuant to the extraordinary redemption without premium provisions set forth in the Agreement, in each case only from moneys drawn on the Letter of Credit; or

          (2) If, within thirty (30) days of the occurrence of an Act of Bankruptcy of the Bank, a substitute Credit Facility has not been issued to the Trustee in accordance with the Agreement. In such event, the Bonds shall be subject to redemption in whole and not in part only from Eligible Funds within one hundred thirty (130) days after the occurrence of the Act of Bankruptcy of the Bank.

          If less than all of the Outstanding Bonds are to be called for redemption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Agreement with Bonds in the Weekly Mode being redeemed in integral multiples of $5,000. Mandatory or optional redemption other than sinking fund redemption shall reduce the mandatory sinking fund redemption obligation in inverse order of maturity. Pledged Bonds shall be redeemed before any other Bonds.

          In the event this bond (or any portion thereof) is selected for redemption, notice will be mailed no more than sixty (60) nor less than thirty
(30) days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Trustee, all as provided in the Agreement. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

          If this bond is of a denomination in excess of one hundred thousand dollars ($100,000), portions of the principal amount in the amount of one hundred thousand dollars ($100,000) and any multiple of five thousand dollars ($5,000) in excess thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Trustee, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

          Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, moneys for the redemption having been deposited with the Trustee, from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

          IN CERTAIN CIRCUMSTANCES SET OUT HEREIN, THIS BOND (OR PORTION HEREOF) IS SUBJECT TO PURCHASE OR REDEMPTION, IN EACH CASE UPON NOTICE TO OR FROM THE OWNER HEREOF AS OF A DATE PRIOR TO SUCH PURCHASE OR REDEMPTION. IN EACH SUCH EVENT AND UPON DEPOSIT OF THE PURCHASE OR REDEMPTION PRICE WITH THE TRUSTEE ON THE PURCHASE OR REDEMPTION DATE, AS THE CASE MAY BE, THIS BOND (OR PORTION HEREOF) SHALL BE DEEMED TO HAVE BEEN TENDERED FOR PURCHASE OR REDEMPTION AND SHALL CEASE TO BE OUTSTANDING UNDER THE AGREEMENT, INTEREST HEREON SHALL CEASE TO ACCRUE AS OF THE PURCHASE OR REDEMPTION DATE, AND THE REGISTERED OWNER HEREOF SHALL BE ENTITLED ONLY TO RECEIVE THE PURCHASE OR REDEMPTION PRICE SO DEPOSITED WITH THE TRUSTEE UPON SURRENDER OF THIS CERTIFICATE TO THE TRUSTEE.

    This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the corporate trust office of the Trustee, upon surrender of this bond to the Trustee for cancellation. Upon the transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. Bonds in the Weekly Mode may be transferred only (i) pursuant to a tender as described herein or (ii) to a Financial Institution (as defined in the Agreement) that signs and delivers to the Trustee an investment letter in substantially the form attached as Exhibit A to the Agreement. No Bond in the Weekly Mode with a denomination of less than $100,000 shall be transferred except in connection with a tender for purchase as provided herein. No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the corporate trust office of the Trustee or its agent for a new Bond or Bonds in authorized denominations of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the owner except for applicable taxes or other governmental charges, if any. The Trustee will not be required to make an exchange or transfer of this bond (except in connection with any optional or mandatory tender of this bond) (i) if this bond (or any portion thereof) has been selected for redemption or (ii) during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any portion thereof) is eligible to be selected for redemption.

    The Bonds are issuable only in fully registered form and while in the Weekly Mode shall be in original minimum denominations of $100,000 and any integral multiple of five thousand dollars ($5,000) in excess thereof. No Bond in the Weekly Mode may be issued in a denomination of less than $100,000 except as a result of partial selection for redemption.

The Issuer, the Trustee and the Borrower may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

    No director, officer, employee or agent of the Issuer nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

This bond will not be valid until the Certificate of Authentication has been signed by the Trustee.

[IF BOND IS PRINTED, ADD:
    REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON
THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.]

                                      MASSACHUSETTS INDUSTRIAL FINANCE
                                       AGENCY

(Seal)                                   By:____________________________________
                                             Executive Director/General Counsel/

                              Director of Finance

                         Certificate of Authentication
                         -----------------------------

    This bond is one of the Bonds described in the Loan and Trust Agreement.

                              FLEET NATIONAL BANK,
                              as Trustee

                              By:___________________________
                                 Authorized Signature

                                   Assignment
                                   ----------

  For value received the undersigned sells, assigns and transfers this bond to

____________________________________________________________
(Name and Address of Assignee)

____________________________________________________________

____________________________________________________________
Social Security or Other Identifying Number of Assignee

and irrevocably appoints ________________________________________ attorney-in-
fact to transfer it on the books kept for registration of the bond, with full power of substitution.

                                     ___________________________________________

                                     NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.

Signature Guaranteed:

_________________________________
Participant in a Recognized
Signature Guaranty Medallion Program

By:______________________________
   Authorized Signature

      The following is the Bondowner's Election Notice described herein:

                          BONDOWNER'S ELECTION NOTICE
                          ---------------------------

                    Massachusetts Industrial Finance Agency
                            Industrial Revenue Bonds
                 (AFC Cable Systems, Inc. Issue - Series 1996)

Principal                  Principal Amount/*/        Bond     Purchase
Amount       CUSIP        Tendered for Purchase     Numbers      Date
------       -----        ---------------------     -------      ----



          The undersigned hereby certifies that it is the registered owner of the Bonds described above (the "Tendered Bonds"), which are in the Weekly Mode, and hereby agrees that the delivery of this instrument of transfer to the Trustee constitutes an irrevocable offer to sell the Tendered Bonds to the Borrower or their designee on the Purchase Date, which shall be a Business Day at least seven (7) calendar days following delivery of this instrument, at a purchase price equal to the unpaid principal balance thereof plus accrued and unpaid interest thereon to the Purchase Date (the "Purchase Price"). The undersigned acknowledges and agrees that this election notice is irrevocable and that the undersigned will have no further rights with respect to the Tendered Bonds except payment, upon presentation and surrender of the Tendered Bonds of the corporate trust office of the Trustee, 111 Westminster Street, Providence, RI 02903 or such other address specified in writing by the Trustee to the Bondowners, of the Purchase Price by wire or bank transfer within the continental United States from the Trustee to the undersigned at its address as shown on the registration books of the Trustee (i) on the Purchase Date if the Tendered Bonds shall have been surrendered to the Trustee at or prior to 10:00 A.M., Providence, Rhode Island time, on the Purchase Date or (ii) on any Delivery Date subsequent to the Purchase Date on which Tendered Bonds are delivered to the Trustee at or prior to 10:00 A.M., Providence, Rhode Island time, together with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank, provided that for so long as the Bonds are in the Book-Entry Only System, physical surrender of the Bonds to the Trustee shall not be required and the Bonds shall be tendered pursuant to the procedures described in Paragraph 301(d)(iii)) of the Loan and Trust Agreement referred to below.





-------------------------------

      /*/ Must be in a minimum amount of $100,000 (or the entirety of a Bond which has previously been reduced below $100,000 by partial redemption) and integral multiples of $5,000 in excess thereof and must not result in any portion of a Bond not tendered being below the minimum of $100,000.
                  ---

          Except as otherwise indicated herein and unless the context otherwise requires, the terms used herein shall have the meanings set forth in the Loan and Trust Agreement dated as of July 1, 1996 relating to the Bonds.

Date:_________________                                      Signature(s)

                                         __________________________________

                                         __________________________________

                                         __________________________________

                                         __________________________________
                                         Street   City   State     Zip



          IMPORTANT: The above signature(s) must correspond with the name(s) as set forth on the face of the Tendered Bond(s) with respect to which this Bondowner's Election Notice is being delivered without any change whatsoever.
If this notice is signed by a person other than the registered owner of any Tendered Bond(s), the Tendered Bond(s) must be either endorsed on the Assignment appearing on each Bond or accompanied by appropriate bond powers, in each case signed exactly as the name or names of the registered owner or owners appear on the bond register. The method of presenting this notice to the Trustee is the choice of the person making such presentation. If it is made by mail, it should be by registered mail with return receipt requested.

             (ii) Form of Fixed Rate Bond.  The Bonds may be issued in the Fixed
                  -----------------------
Rate Mode in substantially the form prescribed below.

No. R-                                                          $

                           UNITED STATES OF AMERICA

                       THE COMMONWEALTH OF MASSACHUSETTS

                    MASSACHUSETTS INDUSTRIAL FINANCE AGENCY

                            Industrial Revenue Bond
                 (AFC Cable Systems, Inc. Issue - Series 1996)



INTEREST RATE:                                                    CUSIP:

MATURITY DATE:

DATE OF THIS BOND:
(Date as of which Bonds of this
series were initially issued.)

INTEREST PAYMENT DATES:  January 1 and July 1
                        (but not before

                          ____________, __)

REGISTERED OWNER: CEDE & CO.

PRINCIPAL AMOUNT:                                      DOLLARS


    THIS BOND DOES NOT CONSTITUTE A GENERAL OBLIGATION OF THE MASSACHUSETTS INDUSTRIAL FINANCE AGENCY OR A DEBT OR PLEDGE OF THE FAITH AND CREDIT OF THE COMMONWEALTH OF MASSACHUSETTS; THE PRINCIPAL OF AND INTEREST AND PREMIUM, IF ANY, ON THIS BOND ARE PAYABLE SOLELY FROM THE REVENUES AND FUNDS PLEDGED FOR THEIR PAYMENT IN ACCORDANCE WITH THE LOAN AND TRUST AGREEMENT. THE AGENCY HAS NO TAXING POWER.

    The Massachusetts Industrial Finance Agency (the "Issuer"), for value received promises to pay to the REGISTERED OWNER, or registered assigns, but solely from the moneys to be provided under the Agreement mentioned below, upon presentation and surrender hereof, in lawful money of the United States of America, the PRINCIPAL AMOUNT on the MATURITY DATE, unless paid earlier as provided below, with interest

(computed on the basis of a 360-day year consisting of twelve 30-day months) from the most recent INTEREST PAYMENT DATE to which interest has been paid or duly provided for or, if no interest has been paid, from the DATE OF THIS BOND, at the INTEREST RATE per annum, payable semiannually on the INTEREST PAYMENT DATES, until the date on which this bond becomes due, whether at maturity or by acceleration or redemption. From and after that date, any unpaid principal and any premium, if any, will bear interest at the rate last established for this bond until paid or duly provided for, but unpaid interest shall not continue to bear interest after its due date. The principal and premium, if any, of this bond is payable by bank check or draft upon presentation and surrender of this bond at the corporate trust office of Fleet National Bank, as Trustee (with its successors, the "Trustee"), 111 Westminster Street, Providence, RI 02903 or such other address specified in writing by the Trustee to the Bondowners unless this bond is in the Book-Entry Only System (as defined in the Agreement), in which case payment shall be by wire or bank transfer of immediately available funds within the continental United States. Interest is payable by check or draft mailed by the Trustee to the REGISTERED OWNER of this bond (or of one or more predecessor or successor Bonds (as defined below)), determined as of the close of business on the applicable record date, at its address as shown on the registration books maintained by the Trustee, unless this bond is in the Book-Entry Only System, in which case interest is payable by wire or bank transfer of immediately available funds within the continental United States. If any payment, redemption or maturity date for principal, premium or interest shall be
(i) a Sunday or a legal holiday, or (ii) a day on which banking institutions are authorized pursuant to law to close and on which the corporate trust office of the Trustee or its agent is not open for business, then the payment thereof may be made on the next succeeding day not a day specified in (i) or (ii) with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date.

    The record date for payment of interest is the fifteenth day of the month preceding the date on which the interest is to be paid, provided that, with respect to overdue interest or interest payable on redemption of this bond other than on an INTEREST PAYMENT DATE or interest on any overdue amount, the Trustee (as defined below) may establish a special record date. The special record date may not be more than thirty (30) days before the date set for payment. The Trustee will mail notice of a special record date to the registered owners of the Bonds (the "Bondowners") at least ten (10) days before the special record date. The Trustee will promptly certify to the Issuer that it has mailed such notice to all Bondowners, and such certificate will be conclusive evidence that such notice was given in the manner required hereby.

    This bond is one of a series of Industrial Revenue Bonds (AFC Cable Systems, Inc. Issue - Series 1996) (the "Bonds") in the aggregate principal amount of $3,570,000 issued under Massachusetts General Laws, Chapter 23A and, to the extent incorporated therein, Massachusetts General Laws, Chapter 40D, each as amended (collectively the "Act"). The proceeds of the Bonds are being loaned to AFC Cable Systems, Inc. (the "Borrower"), a Delaware corporation, pursuant to a Loan and Trust Agreement (the "Agreement") dated as of

July 1, 1996 among the Borrower, the Issuer and Fleet National Bank, as Trustee (the "Trustee"). Pursuant to the Agreement, the Borrower has unconditionally agreed to repay such loan in the amounts and at the times necessary to pay the principal of, premium, if any, and interest on the Bonds when due. Reference is hereby made to the Agreement for the provisions thereof with respect to the rights, limitations of rights, duties, obligations and immunities of the Borrower, the Issuer, the Trustee and the Bondowners, including the order of payments in the event of insufficient funds, the disposition of unclaimed moneys held by the Trustee and restrictions on the rights of owners of the Bonds to bring suit. The Agreement may be amended to the extent and in the manner provided therein. Copies of the Agreement are available for inspection at the corporate trust office of the Trustee.

    In order to provide additional security for the Bonds, [INSERT DESCRIPTION OF LETTER OF CREDIT OR SUBSTITUTE CREDIT FACILITY].

    In case any Event of Default (as defined in the Agreement) occurs and is continuing, the principal amount of this bond together with accrued interest may be declared due and payable in the manner and with the effect provided in the Agreement.

    [If applicable: The Bonds shall be redeemed pursuant to the Agreement beginning on ____________, at the option of the Borrower, in whole or in part on and after the dates and at the prices (expressed as percentages of the principal amount to be redeemed) set forth in the following table, plus accrued interest to the redemption date:

Redemption Date                                           Redemption Price
---------------                                           ----------------

                                                             %

[This table shall be completed based on redemption schedule established for the Bonds pursuant to the Agreement.]]

    The Bonds of this series maturing on July 1, _____ shall be redeemed from sinking fund installments at 100% of their principal amounts, plus accrued interest to the redemption date, on July 1 of each of the years and in the principal amounts as follows:

                         Principal                     Principal
            Year          Amount           Year          Amount
            ----          ------           ----          ------

                          $                              $

        The Bonds shall be redeemed prior to maturity on any date at a redemption price of 100% of the principal amount redeemed, plus accrued interest to the redemption date:

        (1) In whole or in part, to the extent excess moneys in the Construction Fund are transferred to the Bond Fund established under the Agreement, or from proceeds of the sale, lease or other disposition of the facilities financed by the Bonds or certain insurance or eminent domain proceeds pursuant to extraordinary redemption without premium provisions set forth in the Agreement, in each case, from moneys drawn on the Letter of Credit; or

        (2) If, within thirty (30) days of the occurrence of an Act of Bankruptcy of the Bank, a substitute Credit Facility has not been issued to the Trustee in accordance with the Agreement. In such event, the Bonds shall be subject to redemption as a whole within one hundred thirty (130) days after the occurrence of the Act of Bankruptcy of the Bank; or

        (3) In whole and not in part, in the event of the expiration of the Credit Facility and failure by the Borrower to provide for delivery to the Trustee of a substitute Credit Facility or notice from the provider of the existing Credit Facility of an extension of such Credit Facility, in each case at least forty-five (45) days prior to the Interest Payment Date immediately preceding the expiration date of the Credit Facility then in effect.

        The Bonds shall be redeemed prior to maturity on any date upon the occurrence of a Determination of Taxability as defined in the Agreement. In such event, the Bonds shall be redeemed in whole and not in part as soon as practicable after receipt of notice by the Trustee of such Determination of Taxability, at a redemption price equal to the principal amount redeemed plus a premium equal to three percent (3%) of the principal amount thereof, plus accrued interest to the redemption date when the Bonds bear interest at the Fixed Rate. If any Bonds are paid at maturity or purchased by the Trustee or redeemed subsequent to a Tax Incidence Date without payment of an amount at least equal to the redemption price that would have been received if such Bonds had been redeemed as a result of a Determination of Taxability, the Owners of such Bonds at the time of maturity, purchase or redemption, upon establishing their then ownership thereof, shall be entitled to receive as premium thereon an amount equal to the difference between the amounts actually received and the amounts that would have been received if such Bonds had been redeemed as a result of a Determination of Taxability.

        If less than all of the outstanding Bonds are to be called for redemption, the Bonds (or portions thereof) to be redeemed shall be selected as provided in the Agreement.

        In the event this bond (or any portion thereof) is selected for redemption, notice will be mailed no more than 60 nor less than 30 days prior to the redemption date to the REGISTERED OWNER at its address shown on the registration books maintained by the Trustee, all as provided in the Agreement. Failure to mail notice to the owner of any other Bond or any defect in the notice to such an owner shall not affect the redemption of this bond.

        If this bond is of a denomination in excess of five thousand dollars ($5,000), portions of the principal amount in the amount of five thousand dollars ($5,000) or any multiple thereof may be redeemed. If less than all of the principal amount is to be redeemed, upon surrender of this bond to the Trustee, there will be issued to the REGISTERED OWNER, without charge, a new Bond or Bonds, at the option of the REGISTERED OWNER, for the unredeemed principal amount.

        Notice of redemption having been duly mailed, this bond, or the portion called for redemption, will become due and payable on the redemption date at the applicable redemption price and, moneys for the redemption having been deposited with the Trustee, from and after the date fixed for redemption, interest on this bond (or such portion) will no longer accrue.

        This bond is transferable by the REGISTERED OWNER, in person or by its attorney duly authorized in writing, at the corporate trust office of the Trustee upon surrender of this Bond to the Trustee for cancellation. Upon transfer, a new Bond or Bonds in authorized denominations of the same aggregate principal amount will be issued to the transferee at the same office. [No Bond with a denomination of less than $100,000 may be transferred.] No transfer will be effective unless represented by such surrender and reissue. This bond may also be exchanged at the corporate trust office of the Trustee for a new Bond or Bonds of the same aggregate principal amount without transfer to a new registered owner. Exchanges and transfers will be without expense to the holder except for applicable taxes or other governmental charges, if any. The Trustee will not be required to make an exchange or transfer of this bond during the fifteen (15) days preceding any date fixed for selection for redemption if this bond (or any part thereof) is eligible to be selected or has been selected for the redemption.

        This bond is issuable only in fully registered form in the denominations of [one hundred thousand ($100,000) dollars and any integral multiple of five thousand dollars ($5,000) in excess thereof] [five thousand dollars ($5,000) or any integral multiple thereof.]

        The Issuer, the Trustee, and the Borrower may treat the REGISTERED OWNER as the absolute owner of this bond for all purposes, notwithstanding any notice to the contrary.

        No director, officer, employee or agent of the Issuer nor any person executing this bond (by facsimile signature or otherwise) shall be personally liable, either jointly or severally, hereon or be subject to any personal liability or accountability by reason of the issuance hereof.

         This bond will not be valid until the Certificate of Authentication has been signed by the Trustee.

[IF THIS BOND IS PRINTED:
    REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND ON THE BACK, WHICH HAVE THE SAME EFFECT AS IF SET FORTH HERE.]

                                      MASSACHUSETTS INDUSTRIAL FINANCE AGENCY

(Seal)
                                      By: ___________________________________
                                          Executive Director/General Counsel/
                                          Director of Finance

                         Certificate of Authentication
                         -----------------------------

    This bond is one of the Bonds described in the Loan and Trust Agreement.

                                      FLEET NATIONAL BANK,
                                       as Trustee

                                      By: ______________________________
                                          Authorized Signature

                                 Assignment
                                 ----------

     For value received the undersigned sells,assigns and transfers this bond to

--------------------------------------------------------------------------------
(Name and Address of Assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Social Security or Other Identifying Number of Assignee

and irrevocably appoints _____________________________ attorney-in-fact to transfer it on the books kept for registration of the bond, with full power of substitution.



                                 _______________________________________________

                                 NOTE: The signature to this assignment must correspond with the name as written on the face of the bond without alteration or enlargement or other change and must be guaranteed by a Participant in a Recognized Signature Guaranty Medallion Program.


Dated:

Signature Guaranteed:

___________________________________
Participant in a Recognized
Signature Guaranty Medallion Program

By: ________________________________
    Authorized Signature

    (b)   Details of the Bonds.
          --------------------

    The Bonds shall be signed on behalf of the Issuer by the manual or facsimile signature of the Executive Director, General Counsel or Director of Finance and the corporate seal of the Issuer or a facsimile thereof shall be engraved or otherwise reproduced thereon. The Certificate of Authentication shall be manually signed by the Trustee. No bonds shall be issued under this Agreement other than the Bonds.

    In case any officer whose manual or facsimile signature shall appear on any Bond shall cease to be such officer before the delivery thereof, such manual or facsimile signature shall nevertheless be valid and sufficient for all purposes as if he or she had remained in office until after such delivery.

    The Bonds shall be issued in fully registered form and shall be numbered from R-1 upwards in the order of their issuance, or in any other manner deemed appropriate by the Trustee. The Bonds shall be dated the date of original delivery thereof and shall mature on July 1, 2016. The interest on Bonds until they come due shall be payable on the Interest Payment Dates applicable to the Mode the Bonds are in from time to time. Interest on overdue principal or premium, if any, of any Bond shall bear interest at the rate last established for that Bond before the principal or premium became overdue until duly paid or provided for, but unpaid interest shall not continue to bear interest after its due date. The Bonds shall be initially in the Weekly Mode.

    Except as a result of a partial redemption, the Bonds shall be in the denomination of $100,000 or any integral multiple of $5,000 in excess of $100,000 in the Weekly Mode and, except as provided below, after the Fixed Rate Conversion Date.

    Notwithstanding anything herein to the contrary, prior to the Fixed Rate Conversion Date, the Bonds may only be transferred by a person (other than the Remarketing Agent) either (i) pursuant to a tender as described herein or (ii) to a Financial Institution, which signs and delivers to the Trustee an investment letter in substantially the form attached hereto as Exhibit A.

    On or after the Fixed Rate Conversion Date the Bonds may be issued in denominations of five thousand dollars ($5,000) or any integral multiple thereof only upon delivery to the Trustee of (A) a disclosure document relating to the Bonds, and (B) an opinion or opinions of independent counsel to the effect that such disclosure document fairly and accurately describes the Bonds, the security for the Bonds and the financing documents relating to the Bonds and such security, and that the disclosure document (except the financial and statistical data therein as to which no opinion need be expressed) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (C) a certificate of the Borrower that the Borrower has undertaken to provide continuing disclosure information as required by

United States Securities and Exchange Commission Rule (S)15c2-12, 17 C.F.R.
(S)240.15c2-12 as in effect from time to time (the "Rule") as in effect on the Fixed Rate Conversion Date or an opinion of nationally recognized bond counsel, who may be counsel to the Issuer, the Remarketing Agent or the Trustee, to the effect that compliance with the Rule is not required.

    The Bonds are subject to redemption as described in Section 310 and in the forms of Bonds.

    (c) Registration of Bonds in the Book-Entry Only System. (i) Notwithstanding
        ---------------------------------------------------
any provision herein to the contrary, the provisions of this Subsection 301(c) and the Representation Letter (as defined below) shall apply with respect to any Bond registered to CEDE & CO. or any other nominee of The Depository Trust Company ("DTC") while the Book-Entry Only System (meaning the system of registration described in paragraph (ii) of this Subsection 301(c)) is in effect. The Book-Entry Only System shall be in effect for any Mode if so specified by the Borrower prior to conversion to that Mode, subject to the provisions below concerning termination of the Book-Entry Only System. Until it revokes such specification in its discretion, the Borrower hereby specifies that the Book-Entry Only System shall be in effect while the Bonds are in Weekly and Fixed Rate Modes.

    (ii) The Bonds in or to be in the Book-Entry Only System shall be issued in the form a of separate single authenticated fully registered Bond for each stated maturity in substantially the forms provided for in Subsection 301(a). Any legend required to be on the Bonds by DTC may be added by the Trustee. On the date of original delivery thereof, the Bonds shall be registered in the registry books of the Trustee in the name of CEDE & CO., as nominee of The Depository Trust Company as agent for the Issuer in maintaining the Book-Entry Only System. With respect to Bonds registered in the registry books kept by the Trustee in the name of CEDE & CO., as nominee of DTC, the Issuer, the Borrower, the Remarketing Agent and the Trustee shall have no responsibility or obligation to any Participant (which means securities brokers and dealers, banks, trust companies, clearing corporations and various other entities, some of whom or their representatives own DTC) or to any Beneficial Owner (which means, when used with reference to the Book-Entry Only System, the person who is considered the beneficial owner of the Bonds pursuant to the arrangements for book entry determination of ownership applicable to DTC) with respect to the following: (A) the accuracy of the records of DTC, CEDE & CO. or any Participant with respect to any ownership interest in the Bonds, (B) the delivery to or from any Participant, any Beneficial Owner or any other person, other than DTC, of any notice with respect to the Bonds, including any notice of redemption or tender (whether mandatory or optional), or (C) the payment to any Participant, any Beneficial Owner or any other person, other than DTC, of any amount with respect to the principal or premium, if any, or interest on the Bonds or the Purchase Price. The Trustee shall pay all principal of and premium, if any, and interest on the Bonds or the Purchase Price only to or upon the order of DTC, and all such payments shall be valid and effective fully to satisfy and discharge the Issuer's obligations with respect to the principal of and premium, if any, and interest on Bonds to the extent of the sum or sums so paid. No person other than DTC shall be entitled to receive an authenticated Bond evidencing the obligation of the Issuer to make payments of principal and premium, if any, and interest pursuant to this Agreement. Upon delivery by DTC to the Paying Agent of written notice to the effect that DTC has determined to substitute a new nominee in place of CEDE & CO., the words "CEDE & CO." in this Agreement shall refer to such new nominee of DTC.

    (iii) Upon receipt by the Trustee of written notice from DTC to the effect that DTC is unable or unwilling to discharge its responsibilities, the Issuer shall issue and the Trustee shall transfer and exchange Bonds as requested by DTC in appropriate amounts and in authorized denominations, and whenever DTC requests the Issuer and the Trustee to do so, the Trustee and the Issuer will, at the expense of the Borrower, cooperate with DTC in taking appropriate action after reasonable notice to make available for transfer and exchange Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

    (iv) The Borrower may terminate the services of DTC if the Borrower determines that the Beneficial Owners shall be able to obtain Bond certificates and shall terminate the services of DTC with respect to the Bonds upon receipt of written notice from DTC that DTC has received written notice from Direct Participants or Indirect Participants having interests in an aggregate amount of not less than fifty (50%) of the aggregate principal amount of the then outstanding Bonds to the effect that, continuation of the system of book-entry transfers through DTC (or a successor securities depository) is not in the best interests of the Beneficial Owners or that DTC is unable to discharge its responsibilities with respect to the Bonds. In either event, the Borrower shall notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of Bond certificates. In such event, the Issuer shall issue and the Trustee shall, at the expense of the Borrower, transfer and exchange Bond certificates as requested by DTC in appropriate amounts and in authorized denominations. Whenever DTC requests the Trustee to do so, the Trustee will, at the expense of the Borrower, cooperate with DTC in taking appropriate action after reasonable notice to make available for transfer and exchange Bonds registered in whatever name or names and in whatever authorized denominations as DTC shall designate.

    (v) Notwithstanding any other provision of this Agreement to the contrary, so long as any Bond is registered in the name of CEDE & CO., as nominee of DTC, all payments with respect to the principal of, Purchase Price, premium, if any, and interest on such Bond and all notices with respect to such Bond shall be made and given, respectively, to DTC as provided in the Blanket Issuer Letter of Representation dated February 13, 1995 (the "Representation Letter") from the Issuer to DTC, as in effect from time to time.

    (vi) Notwithstanding any provision in Section 310 to the contrary, so long as the Bonds outstanding are held in the Book-Entry Only System, if less than all of such Bonds of a maturity are to be redeemed upon any redemption of Bonds hereunder, the particular Bonds or portions of Bonds of such maturity to be redeemed shall be selected by DTC in such manner as DTC may determine.

    (vii) So long as the Book-Entry Only System is in effect, a Beneficial Owner who elects to have its Bonds purchased or tendered pursuant to the Agreement shall effect delivery by causing a Participant to transfer the Beneficial Owner's interest in the Bonds pursuant to the Book-Entry Only System. The requirement for physical delivery of Bonds in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Bonds are transferred in accordance with the Book-Entry Only System.

    (viii) So long as the Book-Entry Only System is in effect, the Remarketing Agent shall communicate to DTC information concerning the purchasers of Tendered Bonds as may be necessary or appropriate, and, notwithstanding any provision in the Representation Letter to the contrary, the Remarketing Agent shall continue to remit to the Trustee interest rate determination information pursuant to the terms of this Agreement.

    (d)       Weekly Mode.
              -----------

    (i)       Determination of Weekly Rates. The Remarketing Agent shall
              -----------------------------
determine the Weekly Rate as provided in the form of Weekly Bonds and, pursuant to Section 6 of the Remarketing Agreement, shall notify the Trustee and the Borrower thereof by telephonic notice on the Business Day preceding the Effective Date of each change in the Weekly Rate, followed by a written confirmation thereof by the Rem arketing Agent to the Trustee, the Borrower, and the Issuer on the day the Weekly Rate is announced. Each determination and redetermination of the Weekly Rate shall be conclusive and binding on the Issuer, the Trustee, the Bank, the Borrower and the Bondowners.

    If for any reason the Weekly Rate cannot be established for any Rate Period as described above or is held invalid or unenforceable by a court of law, the interest rate on the Bonds during such Rate Period will be a rate determined by the Remarketing Agent which is not less than 90% nor more than 130% of the Interest Index. If for any reason the interest rate on the Bonds for the applicable Interest Rate Period cannot be established as described in the preceding sentence, the interest rate on the Bonds for such Rate Period will equal the Interest Index as determined by the Trustee, but the Trustee shall have no obligation to determine such interest rate. If for any reason the Remarketing Agent fails to announce the Effective Rate as provided herein for any Rate Period, the Effective Rate for that Rate Period shall be the same as the Effective Rate for the prior Rate Period. In no event shall the Weekly Rate exceed the Maximum Rate.

    (ii)      Conversions from Weekly Mode.  The Bonds in the Weekly Mode may be
              ----------------------------
converted in whole and not in part on any Interest Payment Date applicable to the Weekly Mode at the election of the Borrower from the Weekly Mode to the Fixed Rate Mode, as provided in the form of Weekly Bonds, so long as no Default hereunder exists as certified to the Trustee by a Borrower Representative. Bonds to be converted to the Fixed Rate Mode shall be supported by a Credit Facility. If Bonds are to be converted to the Fixed Rate Mode, no such conversion shall be effective unless the Borrower shall have delivered to the Trustee by 10:00 A.M. on the Fixed Rate Conversion Date a Credit Facility in the minimum required face amount for the Fixed Rate Mode as provided in Section 317 and with an expiration date not earlier than one year from the Fixed Rate Conversion Date. Written notice of the exercise of a conversion of Bonds from the Weekly Mode, of the new Credit Facility and the proposed Fixed Rate Conversion Date, which date shall be an Interest Payment Date under the Weekly Mode then in effect, shall be given by the Borrower to the Issuer, the Trustee, the Bank, the Remarketing Agent and S&P not fewer than forty-five (45) nor more than sixty (60) days prior to the proposed Fixed Rate Conversion Date, which date shall be specified by the Borrower in such notice. Notice of a conversion of Bonds from the Weekly Mode and the mandatory tender of Bonds for purchase on such Fixed Rate Conversion Date shall be given to the owners of all Outstanding Bonds (other than Pledged Bonds) as provided in Subparagraph 301(d)(iv) (B) and the form of Weekly Bonds. Conversions to the Fixed Rate Mode shall also be governed by Subsection 301(e).

    Notwithstanding the foregoing, if the preconditions to conversion to the Fixed Rate Mode established by the preceding paragraph are not met by 10:00 A.M. on the Fixed Rate Conversion Date, the Trustee shall deem the proposed conversion to have failed and shall immediately notify the Remarketing Agent, and the Bonds shall remain in the Weekly Mode. In no event shall the failure of Bonds to be converted to the Fixed Rate Mode for any reason be, in and of itself, deemed to be a Default or Event of Default under this Agreement.

    (iii)       Bondowners' Option to Tender Bonds in Weekly Mode.  Bonds in the
                -------------------------------------------------
Weekly Mode are subject to tender, at the election of the owner thereof, in the manner and subject to the limitations described in the form of Weekly Bonds. Subject to any limitations set forth herein, the owners of Tendered Bonds shall receive on the Delivery Date 100% of the principal amount of the Tendered Bonds plus accrued interest to the Purchase Date, provided that if the Purchase Date is an Interest Payment Date, accrued interest shall be paid separately, and not as part of the Purchase Price on such date. The purchase of Tendered Bonds shall not extinguish the debt represented by such Bonds which shall remain Outstanding and unpaid under this Agreement.

    The obligation and liability of the Trustee to make any payments hereunder shall be limited to amounts transferred to the Trustee by the Borrower, the Remarketing Agent and the Bank.

    The Trustee shall accept all Tendered Bonds properly tendered to it for purchase as provided in the form of Weekly Bonds and in this Paragraph 301(d)(iii), or for so long as the Bonds are in the Book-Entry Only System, Bonds shall be deemed tendered if Bonds are transferred as provided in Paragraph 301(c)(vii); provided, however, that the Trustee shall not accept any Tendered Bonds and the Purchase Price therefor shall not be paid if at the time of tender or on the Purchase Date the principal of the Bonds shall have been accelerated pursuant to Section 602 and such acceleration shall not have been annulled.

    The Bondowner's Election Notice delivered to the Trustee as provided in the form of Weekly Bonds prior to the Purchase Date of Tendered Bonds shall be in substantially the form provided in the form of Weekly Bond or such other form as the Trustee may accept.

    As soon as practicable after receiving notice of a tender of Bonds under this section, the Trustee shall notify the Remarketing Agent, the Borrower and the Bank by telephone promptly confirmed in writing of the amount of Tendered Bonds and the specified Purchase Date.

    (iv) Events Requiring Mandatory Tender of Weekly Bonds.
         -------------------------------------------------

    (A)  Expiration of Credit Facility Without Substitution or Replacement;
         ------------------------------------------------------------------
Substitution of Credit Facility.  The Bonds in the Weekly Mode are subject to
-------------------------------
mandatory tender for purchase as provided in the form of Weekly Bonds in connection with the expiration or termination of the Credit Facility and failure by the Borrower to provide for the delivery to the Trustee of a substitute Credit Facility or an extension of the existing Credit Facility at least forty-five (45) days prior to the Interest Payment Date preceding the expiration or termination date of the Letter of Credit then in effect and, connection with the substitution of a Credit Facility, unless the Trustee receives written notice from S&P, if the Bonds are then rated by S&P, that such substitution will not result in a reduction or withdrawal of the ratings on the Bonds. Not more than forty-four (44) days prior to the mandatory tender date, and not less than thirty (30) days prior to the mandatory tender date, the Trustee shall give notice to the Bondowners of the mandatory tender of Bonds pursuant to this Paragraph 301(d)(iv).

    (B) Change in Mode.  In the event that Bonds in the Weekly Mode are
        --------------
converted to the Fixed Rate Mode, such Bonds are subject to mandatory tender for purchase upon not more than 44 days and not less than 30 days prior written notice from the Trustee to the Bondowners as provided in the form of Bonds, which notice shall state that the Bonds are subject to mandatory tender for purchase.

    (e) Conversion to Fixed Rate Mode.  The interest rate on the Bonds may be
        -----------------------------
converted by the Borrower to the Fixed Rate as provided in the form of the Weekly Bonds, Subsection 301(d), and this Subsection 301(e). Upon receipt of the notice of conversion to the Fixed Rate Mode from the Borrower, the Remarketing Agent shall determine the Fixed Rate not later than 2:00 P.M. two
(2) Business Days before the Fixed Rate Conversion Date. The Fixed Rate shall be communicated by telephone notice by the Remarketing Agent to the Trustee and the Borrower on the day that the Fixed Rate is determined, followed by a written confirmation thereof to the Trustee, the Borrower and the Issuer. The Fixed Rate shall be the lowest rate which in the judgment of the Remarketing Agent, on the basis of prevailing financial market conditions, would permit the sale of the Bonds being so converted at par as of the Effective Date on the basis of their terms as converted.

    On the date of determination thereof, the Remarketing Agent shall notify the Borrower, the Issuer and the Trustee by telephone promptly confirmed in writing of the Fixed Rate. The determination of the Fixed Rate shall be conclusive and binding on the Issuer, the Trustee, the Borrower and the Bondowners. The first interest payment date of Bonds converted to the Fixed Rate shall be a July 1 or January 1 specified by the Borrower in writing to the Trustee which date is at least two months but less than ten months after the Fixed Rate Conversion Date. The Fixed Rate shall become effective on the Fixed Rate Conversion Date and shall remain in effect for the remaining term of the Bonds.

    Notwithstanding the foregoing, if the preconditions to conversion to the Fixed Rate Mode established by this Subsection 301 (e) are not met by 11:00 A.M. on the Fixed Rate Conversion Date, the Trustee shall deem the proposed conversion to have failed and shall proceed as such under Paragraph 301(d)(ii).

    Except to the extent prohibited by DTC while Bonds are in the Book-Entry Only System, the Remarketing Agent shall, if it determines that such serialization will achieve a lower net interest cost on the Bonds and upon receipt of an opinion of Bond Counsel to the effect that such serialization will not affect adversely the exclusion of interest on the Bonds from the gross income of the Bondowners for federal income tax purposes, determine separate Fixed Rates to be assigned to Bonds to be redeemed from sinking fund installments in such amounts and in such years as the Remarketing Agent determines will achieve the lowest net interest cost on the Bonds; provided, however, that the principal amount of the Bonds to be so selected shall equal the mandatory sinking fund installments therefor. Each Bond to be redeemed from sinking fund installments in the years to which a particular Fixed Rate is assigned shall be deemed to mature on the last date on which any Bond bearing interest at such Fixed Rate is to be redeemed from sinking fund installments. The Remarketing Agent shall determine a separate Fixed Rate for each such maturity of Bonds. On the date of determination thereof, the Remarketing Agent shall notify the Trustee by telephone confirmed in writing of the amounts and years assigned to the Bonds and the Fixed Rate. The Trustee shall promptly notify the Borrower and the Issuer in writing of the assigned amounts and years and the Fixed Rate, and the Issuer will execute and deliver and the Trustee will authenticate new Bonds, in each case at the Borrower's sole expense. The assignment of amounts and years and the determination of the Fixed Rate shall be conclusive and binding on the Issuer, the Trustee, the Borrower and the Bondowners.

    (f) Cancellation and Destruction of Bonds.  All Bonds paid or redeemed,
        -------------------------------------
either at or before maturity, shall be delivered to the Trustee when such payment or redemption is made, and such Bonds, together with all Bonds purchased by the Trustee and all Bonds surrendered in any exchanges or transfers, shall thereupon be promptly canceled. All Bonds acquired and owned by the Borrower and delivered to the Trustee for cancellation shall be deemed paid and shall be promptly canceled. Bonds so canceled may at any time be cremated or otherwise destroyed by the Trustee, which shall execute a certificate of cremation or destruction in duplicate by the signature of one of its authorized officers describing the Bonds so cremated or otherwise destroyed, and one executed certificate shall be filed with the Borrower and the other executed certificate shall be retained by the Trustee. The Trustee shall provide written notice to S&P, if the Bonds are then rated by S&P, of the final payment or redemption of any of the Bonds, either at or before maturity, upon cancellation of any such Bonds.

    (g) Replacement of Bonds.  Replacement Bonds shall be issued pursuant to
        --------------------
applicable law as a result of the destruction, loss or mutilation of the Bonds. The costs of a replacement shall be paid or reimbursed by the applicant, who shall indemnify the Issuer, the Trustee, the Remarketing Agent and the Borrower against all liability and expense in connection therewith.

    (h) Interest on Overdue Principal.  Any overdue principal of any Bond shall
        -----------------------------
bear interest after its maturity or acceleration at the last interest rate established for that Bond before the principal became due.

    Section 302.    Application of Bond Proceeds.  The proceeds of the sale
    -----------     ----------------------------
of the Bonds shall be deposited in the Construction Fund, constituting the Loan of the proceeds of the Bonds by the Issuer to the Borrower.

    Section 303.    Tax Status of Bonds.  The Borrower will perform its
    -----------     -------------------
obligations and agreements contained in the Federal Tax Statement as if they were set forth herein. All representations of the Borrower in the Federal Tax Statement shall be treated as if they were set forth herein. At the Borrower's expense, the Issuer will cooperate with the Bondowners and the Borrower to the extent deemed necessary or permitted by law in the opinion of Bond Counsel to the Issuer in order to preserve the exclusion of interest on the Bonds from the gross income of the owners thereof for federal income tax purposes.

    Section 304.    Bond Fund.
    -----------     ---------

    (a) Establishment and Purpose.  A Bond Fund is hereby established with the
        -------------------------
Trustee and moneys shall be deposited therein as provided in this Agreement or in the Reimbursement Agreement or the related documents between the Borrower and the Bank. The Borrower hereby grants to the Trustee for the benefit of the Bondowners and the Bank a security interest in all deposits in the Bond Fund. The Trustee acknowledges that it holds the Bond Fund as agent for the Bondowners and the Bank, as their interests may appear. The moneys in the Bond Fund and any investments held as part of such Fund shall be held in trust and, except as otherwise provided in this Agreement, shall be applied by the Trustee solely (i) to pay principal of, premium, if any, or interest on, the Bonds or (ii) to reimburse the Bank for amounts drawn under the Credit Facility for the payment of principal (including sinking fund installments) of, premium, if any, or interest on the Bonds which reimbursements, to the Bank may be made with non-Eligible Funds. Notwithstanding any provision contained in this Agreement to the contrary, the moneys in the Bond Fund (excluding earnings thereon) shall be applied pursuant to the terms of the preceding sentence with the result that at least once per every thirteen months the moneys in the Bond Fund (excluding earnings thereon) shall be depleted. Earnings in the Bond Fund shall be expended within one year of receipt. Amounts not so expended within such periods shall thereafter be invested at a Yield not exceeding the Yield on the Bonds until so expended, which yield restriction may be obtained through yield reduction payments pursuant to Treas. Reg. 1.148-5. The Trustee shall keep separate accounts as to (A) the Credit Facility Fund; (B) all moneys in the Bond Fund and Construction Fund and any earnings thereon which constitute Eligible Funds; and (C) all other moneys in the Bond Fund and Construction Fund, including investment earnings thereon. Proceeds of drawings upon the Credit Facility shall not be deposited in the Bond Fund, but shall be held by the Trustee in the Credit Facility Fund pursuant to Paragraph 308(c)(iii) and applied as provided in this Agreement.

    (b)   Reserved.
          ---------

    (c)   Unclaimed Moneys.  Except as may otherwise be required by applicable
          ----------------
law, in case any moneys deposited with the Trustee for the payment of the Purchase Price or principal of, premium, if any, or interest on any Bond remain unclaimed for two years after such Purchase Price, principal, premium or interest has been paid or has become due and payable, the Trustee may, and upon receipt of a written request by a Borrower Representative shall, pay over to the Borrower the amount so deposited and thereupon the Trustee and the Issuer shall be released from any further liability with respect to the payment of such Purchase Price or principal, premium or interest and the owner of such Bond shall be entitled (subject to any applicable statute of limitations) to look only to the Borrower as an unsecured creditor for the payment thereof.

    Section 305.    Rebate Fund; Payment of Rebate.
    -----------     ------------------------------

    (a)   General.  The Borrower covenants that it shall take all action
          -------
necessary to comply with IRC Section 148, including the payment when due of all amounts payable to the United States thereunder, and shall refrain from taking any action contrary to the applicable provisions of the IRC. For this purpose, a Rebate Fund has been established pursuant to this section, but to the extent any of the provisions of this section are inconsistent with the IRC, the Borrower shall not be required to comply with such provisions. The Trustee shall be entitled to presume that the provisions of this section are not inconsistent with the IRC until, and except to the extent, it is provided with a written opinion to the contrary from Bond Counsel satisfactory to the Trustee.

    (b)   Establishment of Rebate Fund.  A Rebate Fund is hereby established
          ----------------------------
with the Trustee. Such fund shall be for the sole benefit of the United States of America and shall not be subject to the lien of this Agreement or to the claim of any other person, including without limitation the Bondowners and the Issuer. The Rebate Fund is established for the purpose of compliance with IRC
Section 148 including but not limited to IRC Section 148(f). The

Borrower and the Issuer agree that the requirements of this Section 305 are subject to, and shall be interpreted in accordance with IRC Section 148 and, where particularly applicable, IRC Section 148(f).

    (c)   Payment of Rebate.
          -----------------

    (i) Promptly after the close of each month, the Trustee shall provide the Borrower with a statement of each investment made in each fund and the earnings on each fund and account established under the Agreement for such month in such detail as will allow the Borrower to comply with the requirements of IRC Section 148.

    (ii) Not later than 15 days prior to each date on which a payment could become due under subsection (iii) below (a "Rebate Payment Date"), the Borrower shall deliver to the Trustee (A) a copy of the Form 8038 originally filed with respect to the Bonds, (B) a statement summarizing the determination of the amount then required to be paid pursuant to subsection (iii) below, if any, (C) a certificate of an independent certified public accountant or other professional with experience in compliance with IRC Section 148 with respect to rebate or yield reduction payments, as to the accuracy of such determination or such other evidence of compliance as may be acceptable to the Trustee in advance, (D) an execution copy of IRS Form 8038-T (or similar information reporting form), if required, and (E) if the amount then held in the Rebate Fund is less than the amount so determined, an amount in immediately available funds on such 15th day equal to the difference. Upon receipt of such materials, the Trustee shall make the payment provided for in said subsection (iii). In the event that the Trustee shall not have received all of such materials on or within five days following the period specified in the first sentence of this subsection (ii), it shall pay over to the United States within the period prescribed in subsection (iii) below all of the funds then held in the Rebate Fund, and, if so provided by the Borrower, items (A) and (B) described in this subsection.

    (iii) The Borrower shall direct the Trustee to pay rebate or yield reduction payments from amounts available in the Rebate Fund to the United States of America not later than 30 days after the close of the fifth Bond Year, and at least once in each five-year period thereafter, on behalf of the Issuer an amount (specified in such direction) that ensures that at least 90% of the Excess Earnings (as that term is defined in Section IRC 148(f)) from the Date of Issuance to the close of the period for which the payment is being made will have been paid. The Borrower shall direct the Trustee to pay from amounts available in the Rebate Fund to the United States of America no later than 60 days after the Bonds have been paid in full on behalf of the Issuer 100% of the amount then required to be paid under IRC Section 148. The Issuer shall direct the Trustee that each such payment shall be filed with the Internal Revenue Service Center, Philadelphia, PA 19255, or at such other place as may be prescribed by the IRC. Each payment shall be accompanied by a copy of the Internal Revenue Service Form 8038 originally filed with respect to the Bonds, an execution copy of IRS Form 8038-T (or similar information reporting form), if required, and a statement summarizing the determination of the amount then required to be paid, which form and statement shall be provided to the Trustee by the Borrower. All such directions from the Borrower to the Trustee shall be in writing.

    (iv) As used in this Section 305, "Bond Year" shall mean each 12-month period following the original delivery date of the Bonds.

    (v) The Trustee assumes no responsibility whatsoever for compliance by the Borrower or the Issuer with the requirements of IRC Section 148. Each of the Borrower and the Issuer expressly agrees that (notwithstanding any other provision of this Agreement) any failure of the Trustee to give any such notice, for any reason whatsoever, shall not cause the Trustee to be responsible for any failure of the Borrower or the Issuer to comply with the requirements of said IRC Section 148. The Trustee shall not be responsible for making or verifying the calculations or for determining whether the investment directions given by the Borrower comply with IRC Section 148.

    (vi) The Borrower and the Trustee, on behalf of the Issuer, shall keep such records as will enable them to fulfill their respective responsibilities under this Section and IRC Section 148 and shall retain such records for at least six years following the final payment of principal on the Bonds. For purposes of the computation required by this section, the Trustee shall make available to the Borrower and the Issuer during normal business hours, and upon reasonable notice, all information in the Trustee's control which is necessary to such computations.

    (vii) Notwithstanding anything in this section to the contrary, and in furtherance of the purposes of the last sentence of Section 305(b), the Trustee, at the written direction of the Borrower, will provide to the United States of America at such times and at such places as the Borrower may direct such additional materials as the Borrower may instruct the Trustee in writing to deliver to the United States of America; provided, that the Trustee need take no
                                         --------
action under this subsection (vii) unless the Borrower shall have delivered to the Trustee in writing such materials and the address or addressees to which such materials are to be sent by the Trustee no later than 15 days prior to the date on which delivery of such materials is to be received by the United States of America.

    Section 306.   Reserved.
    -----------    --------

    Section 307.   Application of Moneys.  If, in addition to moneys drawn
    -----------    ---------------------
on the Credit Facility (if any), available moneys in the Bond Fund are not sufficient on any day to pay all principal, premium, if any, and interest on the Outstanding Bonds then due or overdue, such moneys shall, after payment of all amounts owing to the Trustee and the Issuer or their respective directors, officers, employees or agents under this Agreement, be applied first to the payment of interest, including interest on overdue principal, in the order in which the same became due (pro rata with respect to interest which became due at the same time) and second to the payment of principal and redemption premiums, if any, without regard to the order in which the same became due in each case pro rata among Bondowners, provided, however, that amounts drawn on the Credit Facility (if any) shall be applied exclusively to pay interest, premium, if any, and principal on Bonds in accordance with the Credit Facility. In the event there exist Pledged Bonds or Borrower Bonds on the date of any application of moneys under this section, moneys otherwise to be paid to the Borrower or to the Bank pursuant to this section shall be applied (subject to Section 308(c)(iii)) as follows: first, so long as all payments due on Bonds supported by a Credit Facility have been made, pro rata to all Bondowners other than the Borrower (but including the Bank), otherwise first, pro rata to all Bondowners other than the Bank and the Borrower, second (and irrespective of which clause first applies), if any balance remains, to the Bank in fulfillment of any obligations owed to it under the Reimbursement Agreement and the Pledged Bonds (to the extent not covered by clause first and so long as there is no duplication of recovery), and third, if any further balance remains, to the Borrower in respect of any Borrower Bonds. Whenever moneys are to be applied pursuant to this section, such moneys shall be applied at such times, and from time to time, as the Trustee in its discretion shall determine, having due regard to the amount of such moneys becoming available for such application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall exercise such discretion it shall fix the date (which shall be the first day of a month unless the Trustee shall deem another date more suitable) upon which such application is to be made, and upon such date interest on the amounts of principal paid on such date shall cease to accrue. Whenever overdue interest is to be paid on the Bonds, the Trustee may establish a special record date as provided in the forms of Bonds. The Trustee shall give such notice as it may deem appropriate of the fixing of any such date and special record date. When interest or a portion of the principal is to be paid on an overdue Bond, the Trustee may require presentation of the Bond for endorsement of the payment. Prior to any payment to be made to the Bank pursuant to clause second of the sixth preceding sentence, the Trustee may require a certificate from the Bank as to amounts due under the Reimbursement Agreement, and the Trustee may rely conclusively thereon.

    Section 308.       Payments by the Borrower.
    -----------        ------------------------

    (a)    Payments of Debt Service by the Borrower.
           ----------------------------------------

    (i) While the Bonds are in the Weekly Mode, the Borrower shall make Loan payments in immediately available funds to the Trustee for deposit in the Bond Fund no later than 12:00 Noon Boston, Massachusetts time on each Interest Payment Date in an amount equal to the interest payment then coming due on such Bonds plus one-twelfth (1/12) of the principal next or then coming due on the Bonds (including principal coming due by redemption pursuant to Subsection 310(e)). While the Bonds are in the Fixed Rate Mode, the Borrower shall make payments not later than the last day of each month in an amount equal to the sum of one-sixth (1/6) of the interest next coming due on the Bonds plus one-twelfth (1/12) of the principal next coming due on the Bonds (including principal coming due by redemption pursuant to Subsection 310(e)). Any premium due upon redemption shall be paid not later than two Business Days prior to the redemption date. The Borrower may make payments to the Bond Fund earlier than required by this section, but such payments shall not affect the accrual of interest.

    (ii) The payments to be made under the foregoing paragraph shall be appropriately adjusted to reflect the date of issue of Bonds, the date of conversion of the Bonds to the Fixed Rate Mode, accrued interest deposited in the Bond Fund, if any, and any purchase or redemption of Bonds. The Borrower shall make payments to the Trustee for deposit in the Bond Fund so that there will be available in immediately available funds no later than 12:00 Noon Boston, Massachusetts time on each payment date the amount necessary to pay the interest, principal and redemption premium, if any, due or coming due on the Bonds.

    (iii) At any time when any principal of the Bonds is overdue, the Borrower shall also have a continuing obligation to pay to the Trustee for deposit in the Bond Fund an amount equal to interest on the overdue principal but the installment payments required under this section shall not otherwise bear interest. Redemption premiums shall not bear interest.

    (iv) In any event the Loan payments shall be sufficient to pay the total principal of, premium, if any, and interest on the Bonds as and when due. If at any time when said payments are due the balance in the Bond Fund available for said purpose is insufficient to make such Loan payments, the Borrower will forthwith pay to the Trustee (in immediately available funds) any such deficiency. The Borrower shall not be required to make any Loan payment to the extent its application would result in an excess in the Bond Fund over the amounts necessary to meet its obligations then due and payable plus any additional amounts then required to be maintained in the Bond Fund.

    (v) The Borrower shall pay to the Trustee for deposit in the Rebate Fund the amounts required by Section 305 at the times required thereby.

    (b)    Additional Payments.
           -------------------

    (i) The Borrower shall pay the Issuer on demand for reimbursement of any and all costs, expenses and liabilities reasonably paid or incurred by the Issuer, including reasonable fees of counsel and disbursements thereof, in satisfaction of any obligations of the Borrower not performed by the Borrower as required hereunder.
    (ii) The Borrower shall pay the Issuer on demand for reimbursement or prepayment of any and all costs, expenses and liabilities paid or incurred or to be paid or incurred by the Issuer or any of its directors, officers, employees or agents, including reasonable fees of counsel and disbursements thereof, and requested by the Borrower or required by this Agreement or required by the Act with respect to the Bonds or the Project.

    (iii) The Borrower shall pay the Trustee on demand for reimbursement or prepayment of any and all fees, costs, expenses and liabilities paid or incurred or to be paid or incurred by the Trustee, including reasonable fees of counsel and disbursements thereof, in the performance of its duties hereunder.

    (c)    Drawings on the Credit Facility.
           -------------------------------

    (i)    Debt Service.  If a Credit Facility is available for the Bonds, the
           ------------
Trustee shall not later than 3:00 p.m., Boston, Massachusetts time, on the Business Day next preceding any date on which payments of the principal of, premium, if any, or interest on the Bonds are due, whether at maturity, on an Interest Payment Date, by acceleration, redemption, or otherwise, draw on the Credit Facility an amount sufficient to pay in full the principal, premium, if any, and interest then coming due on the Bonds. The Trustee shall immediately notify the Borrower by telephone promptly confirmed in writing if it has not been paid by the Bank for such a draw on the Letter of Credit by noon Boston, Massachusetts time on the date such payment on the Bonds is due.

    (ii)   Tenders for Purchase.  Except as provided in Paragraph 308(c)(i),
           --------------------
drawings on the Credit Facility for the purchase of Bonds tendered for mandatory purchase pursuant to Paragraph 301(d)(iv) or for Bonds tendered for purchase at the Bondowner's election pursuant to Paragraph 301(d)(iii) shall be made pursuant to Subsection 311(a).

    (iii)  Use of Credit Facility.  A Credit Facility Fund is hereby
           ----------------------
established. All amounts received by the Trustee under any Credit Facility shall be held in trust in the Credit Facility Fund separate and apart from all other amounts held by the Trustee, shall remain uninvested and shall be used solely to pay the Purchase Price or principal of, premium, if any, and interest on the Bonds for which the Credit Facility is available. Principal and Purchase Price of, premium, if any, and interest on Borrower Bonds and Pledged Bonds shall not be paid from amounts drawn on a Credit Facility.

    (d)    Payment of Debt Service.  The Trustee shall apply Eligible Funds,
           -----------------------
and to the extent necessary other funds, from the Bond Fund for the payment of principal, premium, if any, and interest payable on the Bonds (whether at maturity, upon redemption or acceleration, on an Interest Payment Date, or otherwise) as provided in Subsection 304(a) to the extent amounts drawn on the Credit Facility are insufficient to pay the same. The Trustee shall apply to the payment of principal, premium if any and interest on Bonds, moneys made available to it in the following order: (i) moneys drawn on the Credit Facility,
(ii) Eligible Funds on deposit in the Bond Fund, and (iii) any other moneys in the Bond Fund; provided, however, that except as specified in the next sentence, in no event shall the Trustee use any moneys other than Eligible Funds to pay principal of, premium, if any, or interest on Bonds supported by a Credit Facility. If and to the extent that sufficient Eligible Funds, including moneys drawn on the Credit Facility pursuant to this section and Section 605, are not available to pay in full the principal of, premium, if any, and interest on the Bonds supported by a Credit Facility, then other available moneys shall be so used. Immediately after any payment on the Bonds is made from funds drawn under the Credit Facility, the Trustee shall to the extent available pay to the

Bank from amounts in the Bond Fund an amount equal to such payment on the Bonds from the drawing on the Credit Facility. Each payment to the Bank described in the immediately preceding sentence shall be made by the Trustee by wire transfer to the Bank (to such account as the Bank may from time to time indicate) of the applicable amount immediately following, and on the same Business Day as, the Bank's initiation of payment of the corresponding drawing under the Credit Facility.

    In the event that principal of any Bonds (or that portion of the Purchase Price corresponding to principal) is paid by the Bank pursuant to a drawing upon the Credit Facility, and the Bank is not reimbursed therefor on the day of such drawing in accordance with the Reimbursement Agreement, the Bank shall be deemed the owner or the pledgee of such Bonds, as may be directed by the Bank, and such Bonds shall, notwithstanding such payment, be deemed to remain Outstanding. In the event that interest on (but not principal of) any Bond (or the portion of the Purchase Price corresponding to interest) is paid by the Bank pursuant to a drawing upon the Credit Facility, and the Bank is not reimbursed therefor on the day of such drawing in accordance with the Reimbursement Agreement, the Bank shall be deemed the owner of the rights to such interest on such Bonds, and such Bonds, shall for such purpose be deemed to remain Outstanding. In any of such events, the Bank shall be entitled to the full protection of this Agreement as if it were such owner of Bonds or of interest on such Bonds, as the case may be.

    (e)    Borrower's Purchase of Bonds.  If the amount drawn on the Credit
           ----------------------------
Facility and deposited with the Trustee, together with all other amounts (including remarketing proceeds) received by the Trustee for the purchase of Bonds supported by a Credit Facility and tendered pursuant to Paragraph 301(d)(iii) or (iv) is not sufficient to pay the Purchase Price of such Bonds on the Purchase Date, the Trustee shall before 2:30 P.M. Boston, Massachusetts time on such Purchase Date, notify the Borrower and the Remarketing Agent of such deficiency by telephone promptly confirmed in writing. The Borrower shall pay to the Trustee in immediately available funds by 3:00 P.M. Boston, Massachusetts time on the Purchase Date an amount equal to the Purchase Price of such Bonds less the amount, if any, available to pay the Purchase Price in accordance with
Section 311 from the proceeds of the remarketing of such Bonds or from drawings on the Credit Facility, as reported by the Trustee. Bonds so purchased with moneys furnished by the Borrower shall be Borrower Bonds.

    Section 309. Unconditional Obligation.  The obligation of the Borrower
    -----------  ------------------------
to make payments under this Agreement shall be absolute and unconditional, shall be binding and enforceable in all circumstances whatsoever, shall not be subject to setoff, recoupment or counterclaim, and shall be a general obligation of the Borrower to which the full faith and credit of the Borrower are pledged. The Borrower shall be obligated to make such payments whether or not the Project becomes functional and whether or not the Project has ceased to exist or be functional to any extent from any cause whatsoever. The Borrower shall be obligated to make such payments regardless of whether they are in possession or entitled to be in possession of the Project.

    Section 310. Redemption of the Bonds.
    -----------  -----------------------

    (a)    Extraordinary Redemption Without Premium.  To the extent moneys are
           ----------------------------------------
transferred to the Bond Fund pursuant to Section 403 or 408 or pursuant to the provisions of the Reimbursement Agreement or any related documents between the Borrower and the Bank relating to proceeds of the sale, lease or other disposition of the Project (or a portion thereof) or receipt of certain insurance or eminent domain proceedings relating to all or a portion of the Project, the Borrower shall promptly direct the Trustee in writing to draw on the Credit Facility to redeem Bonds in whole or in part on any date within 60 days at a redemption price of 100% of the principal amount of the Bonds redeemed, plus accrued interest to the redemption date, and such moneys in the Bond Fund (and earnings thereon) shall be used to reimburse the Bank for moneys drawn on the Credit Facility, but only for payments of principal. If the amount so transferred in any one calendar year is less than $100,000, the Trustee may, and upon written direction of the Borrower shall, apply it to reimburse the Bank for drawings on the Credit Facility for regularly scheduled payments of principal instead of calling Bonds for redemption.

    (b)    Mandatory Redemption Without Premium in the Event of Act of
           ------------------------------------------------------------
Bankruptcy of the Bank.  The Bonds shall also be redeemed if, within thirty
----------------------
(30) days of the occurrence of an Act of Bankruptcy of the Bank, a substitute Credit Facility has not been issued to the Trustee. In such event, the Bonds shall be redeemed in whole from Eligible Funds within one hundred thirty (130) days after the occurrence of the Act of Bankruptcy of the Bank, at a redemption price of 100% of the principal amount redeemed, plus accrued interest to the redemption date.

    (c)    Mandatory Redemption in the Event of a Determination of Taxability.
           ------------------------------------------------------------------
The Bonds shall also be redeemed on any date prior to maturity upon the occurrence of a Determination of Taxability. In such event, the Bonds shall be redeemed in whole and not in part, from moneys drawn on the Credit Facility, as soon as practicable and, in any event, within sixty (60) days after receipt of notice by the Trustee, at a redemption price equal to (1) 100% of the principal amount to be redeemed plus accrued interest to the date of redemption when the Bonds bear interest at the Weekly Rate or the Bank Rate or (2) 103% of the principal amount redeemed, plus accrued interest to the redemption date when the Bonds bear interest at the Fixed Rate. If any Bonds are paid at maturity or purchased by the Trustee or redeemed subsequent to a Tax Incidence Date without payment of an amount at least equal to the redemption price that would have been received if such Bonds had been redeemed as a result of a Determination of Taxability, the owners of such Bonds at the time of maturity, purchase or redemption, upon establishing their then ownership thereof, shall be entitled to receive from the Borrower as a premium or as an additional premium thereon, as the case may be, an amount equal to the difference between the amounts actually received and the amounts that would have been received if such Bonds had been redeemed as a result of a Determination of Taxability.

    (d)    Optional Redemption. (1) Bonds shall be redeemed prior to maturity,
           -------------------
at the option of the Borrower, in whole or in part on any date, only from moneys drawn on the Credit Facility in the denomination of $5,000 or any integral multiple thereof, at a redemption price equal to (A) on or prior to the Fixed Rate Conversion Date, 100% of the principal amount to be redeemed, plus accrued interest to the redemption date, without premium, or (B) from and after the Fixed Rate Conversion Date on and after the dates and at the prices (expressed as percentages of principal amount to be redeemed) set forth in the following table, plus accrued interest to the redemption date:

                Redemption Date             Redemption Price
                ---------------             ----------------

           First Optional Redemption Date          103%

           First anniversary of the First
           Optional Redemption Date                102%

           Second anniversary of the First
           Optional Redemption Date                101%

           Third anniversary of the First
           Optional Redemption Date                100%

provided, however, that if the number of years between the First Optional Redemption Date and the final maturity date of the Bonds is less than ten, the Bonds shall not be subject to optional redemption.

    Except to the extent prohibited by DTC procedures so long as any Bond is in the Book-Entry Only System, the Remarketing Agent may, by giving written notice to the Trustee at the time the Borrower gives notice of conversion of the Bonds to the Fixed Rate, establish such revised optional redemption dates as the Remarketing Agent shall, having due regard for prevailing financial market conditions, deem appropriate. Notwithstanding anything to the contrary contained herein, no such notice shall be effective unless the Borrower shall have delivered to the Trustee at the time of delivery of such notice (1) a written opinion of Bond Counsel to the effect that the establishment of such revised optional redemption dates and premiums is lawful under the Act and permitted by this Agreement and does not affect the exclusion of the interest on the Bonds from gross income for federal income tax purposes, and (2) a resolution of the Issuer approving such revised optional redemption dates. Upon the satisfaction of such conditions, the revised optional redemption dates and premiums shall be binding upon the Issuer, the Borrower, the Bondowners, the Trustee and the Remarketing Agent.

    (2) At any time during which Bonds are Pledged Bonds, the Bonds which are Pledged Bonds shall be redeemed at the option of the Borrower, in whole or in part on any date in integral multiples of $5,000 at a redemption price equal to 100% of the principal amount redeemed, plus accrued interest to the redemption date.

    (e)    Scheduled Mandatory Redemption Without Premium.  The Bonds are
           ----------------------------------------------
also subject to scheduled mandatory redemption on July 1 of each of the years set forth below, at a redemption price equal to 100% the principal amount redeemed, plus accrued interest to the redemption date, in the principal amounts set forth below:

   Year     Principal Amount    Year    Principal Amount
   ----     ----------------    ----    ----------------
   1997         $180,000         2007       $180,000
   1998         $180,000         2008       $180,000
   1999         $180,000         2009       $180,000
   2000         $180,000         2010       $180,000
   2001         $180,000         2011       $180,000
   2002         $180,000         2012       $180,000
   2003         $180,000         2013       $180,000
   2004         $180,000         2014       $180,000
   2005         $180,000         2015       $180,000
   2006         $180,000        *2016       $150,000

-----------------------
*  final maturity

    (f)    Mandatory Redemption Without Premium--Expiration of Credit Facility.
           -------------------------------------------------------------------
The Bonds in the Fixed Rate Mode are also subject to redemption in whole and not in part prior to maturity from funds drawn on the expiring Credit Facility in the event of the expiration of the Credit Facility and failure by the Borrower to provide for delivery to the Trustee of a substitute Credit Facility or an extension of the existing Credit Facility at least forty-five (45) days prior to the Interest Payment Date immediately preceding the expiration date of the Credit Facility then in effect. In any such event the Bonds shall be redeemed in whole and not in part on such Interest Payment Date at a redemption price equal to 100% of the principal amount redeemed, plus accrued interest to the redemption date.

    (g)    Selection of Bonds to Be Redeemed.  (1) Subject to paragraph (2)
           ---------------------------------
below, in the event of any partial redemption the Bonds shall be redeemed in inverse order of maturity or, in the case of a redemption of a maturity for which mandatory sinking fund installments have been established, such redemption shall reduce the mandatory sinking fund redemption obligation in inverse order of payment, and within any maturity the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee not more than sixty (60) days prior to the redemption date by lot. The Trustee may provide for the selection for redemption of portions (equal to $5,000 or any whole multiple thereof) of Bonds of a denomination larger than $5,000. In no event shall the principal amount of Bonds subject to any partial redemption be other than a whole multiple of $5,000. So long as CEDE & CO., as nominee of the Depository Trust Company ("DTC"), is the Bondowner, the particular Bonds or portions thereof to be redeemed within a maturity shall be selected by lot by DTC, in such manner as DTC may determine.

    (2) Notwithstanding the foregoing, Pledged Bonds shall be redeemed prior to the redemption of any other Bonds.

    (h)    Notice by the Borrower.  The Borrower shall give notice of
           ----------------------
redemption of Bonds under Subsection 310(a) or (d) to the Trustee, the Issuer, the Bank and the Remarketing Agent and the Trustee shall give notice of redemption of Bonds under Section 310(b) or (c) to the Borrower, the Issuer, the Bank and the Remarketing Agent at least forty-five (45) days before the redemption date for Bonds in the Weekly Mode and sixty (60) days before the redemption date in the case of Bonds in the Fixed Rate Mode (45 days in the case of Subsection 310(c).

    (i)    Payment of Redemption Price and Accrued Interest.  Whenever Bonds are
           ------------------------------------------------
called for redemption, the accrued interest thereon shall become due on the redemption date. To the extent not otherwise provided, the Borrower shall deposit with the Trustee prior to the redemption date a sufficient sum in Eligible Funds on the redemption date to pay the redemption price of and accrued interest on the Bonds.

    (j)    Notice of Redemption.  When Bonds are to be redeemed, the Trustee
           --------------------
shall give notice to the Bondowners in the name of the Issuer, which notice shall identify the Bonds to be redeemed, state the date fixed for redemption and specify the office of the Trustee at which such Bonds will be redeemed. The notice shall further state that on such date there shall become due and payable upon each Bond to be redeemed the redemption price thereof, together with interest accrued to the redemption date, and that moneys therefor having been deposited with the Trustee, from and after such date, interest thereon shall cease to accrue and that the Bonds or portions thereof called for redemption shall cease to be entitled to any benefit under this Agreement except the right to receive payment of the redemption price. The Trustee shall mail the redemption notice no more than 60 days nor less than 30 days prior to the redemption date, to the registered owners of any Bonds which are to be redeemed, at their addresses shown on the registration books maintained by the Trustee. Failure to mail notice to a particular Bondowner, or any defect in the notice to such Bondowner, shall not affect the redemption of any other Bond.

    Section 311. Purchase of Bonds Tendered.
    -----------  --------------------------

    (a)    Procedure.
           ---------

    (i)    Notice.  The Trustee shall give immediate notice to the Remarketing
           ------
Agent of the tender of any Bonds, the principal amount of Bonds tendered and the Purchase Date for the

Tendered Bonds. The Remarketing Agent shall give notice to the Trustee electronically or by telephone, and if by telephone, promptly confirmed in writing, specifying the principal amount of Tendered Bonds as to which the Remarketing Agent has found purchasers, the amounts the Remarketing Agent has received for the purchase of Tendered Bonds, and any deficiency in amounts available to pay the Purchase Price of Tendered Bonds at or before (A) 3:00 P.M. Boston, Massachusetts time one (1) Business Day before the Purchase Date for Tendered Bonds that are to be in the Weekly Mode immediately after the Purchase Date, or (B) 2:00 P.M. Boston, Massachusetts time two (2) Business Days before the Purchase Date for Tendered Bonds that are to be in the Fixed Rate Mode immediately after the Purchase Date. The Remarketing Agent shall give written notice to the Trustee of the names, addresses and taxpayer identification numbers of the purchasers and the number and denominations of Bonds to be delivered to each purchaser by 3:30 P.M. Boston, Massachusetts time one (1) Business Day before the Purchase Date for Tendered Bonds to be in the Weekly Mode immediately after the Purchase Date.

    (ii)   Sources of Payments.  The Trustee shall draw upon the Credit Facility
           -------------------
the amount necessary to purchase the Tendered Bonds for which the Remarketing Agent has not received the Purchase Price not later than 3:30 P.M. Boston, Massachusetts time one (1) Business Day before the Purchase Date. The Remarketing Agent shall deliver to the Trustee all amounts received by the Remarketing Agent as proceeds of the remarketing of Bonds at or before 10:00 A.M. Boston, Massachusetts time on the Purchase Date. If the Remarketing Agent does not deliver to the Trustee proceeds of remarketing sufficient, together with amounts received from draws under the Credit Facility, to pay in full the Purchase Price of all Bonds due on the Purchase Date, the Trustee shall make an additional draw on the Credit Facility pursuant to Clause (a) of Section 602 and thereafter the Borrower shall be liable for the shortfall.

    (b)    Payments by the Trustee.  At or before the close of business on the
           -----------------------
Delivery Date and upon receipt by the Trustee of the Purchase Price of the Tendered Bonds that are delivered to it, the Trustee shall pay the Purchase Price of the Bonds to the registered owners thereof as provided in the applicable form of Bonds. The Trustee shall apply in order, first, moneys paid to it by the Remarketing Agent or by new purchasers of the Bonds tendered as proceeds of the remarketing of such Bonds by the Remarketing Agent, second, moneys drawn on the Credit Facility for the purpose of purchasing Tendered Bonds (including amounts drawn on the Credit Facility to pay accrued interest on the Tendered Bonds), and third, moneys paid to it by the Borrower. If sufficient funds are not available for the purchase of all Bonds tendered on any Delivery Date, no purchase shall be consummated.

    Section 312. Remarketing of Bonds Tendered.
    -----------  -----------------------------

    (a)    General. While the Bonds are in the Weekly Mode, the Remarketing
           -------
Agent shall solicit offers to purchase and use its best efforts to find a purchaser for Tendered Bonds, Pledged Bonds and Borrower Bonds, provided that Bonds shall not be remarketed to the

Issuer, the Borrower, any guarantor of the Bonds (other than the Bank) or "insiders" of any of them as that term is defined in the United States Bankruptcy Code. Any such purchase shall be made by payment of the Purchase Price in immediately available funds to the Trustee at the time specified in Paragraph 311(a)(ii). The Purchase Price shall be equal to the principal amount to be purchased together with the interest accrued on such principal amount to the Purchase Date. By 2:00 P.M. Boston, Massachusetts time, on the Purchase Date, Bonds remarketed under this section shall be made available by the Trustee to the purchasers thereof and shall be registered in the manner directed by the recipient thereof, provided that such Bonds shall not be delivered unless and until the Trustee has received the Purchase Price therefor. Bonds not remarketed shall be held by the Trustee. Bonds previously purchased with moneys drawn under the Credit Facility shall not be released by the Trustee upon remarketing unless the Trustee has received written evidence from the Bank that the Credit Facility has been reinstated as provided in the following paragraph.

    Bonds the Purchase Price of which is paid for with funds drawn on the Credit Facility pursuant to Paragraph 311(a)(ii) shall be registered to the Bank, or its designee, as pledgee, by the Trustee (whether or not such Bonds are delivered by the tendering Bondowner) as security for the reimbursement of the Bank for moneys drawn under the Credit Facility and shall be "Pledged Bonds." Bonds the Purchase Price of which is paid for with funds provided by the Borrower pursuant to Section 308(e) or Section 311(a)(ii) shall be registered in the name of the Borrower by the Trustee and shall be "Borrower Bonds". Borrower Bonds shall be held by the Trustee for the account of the Borrower until transferred pursuant to this Section 312 or canceled pursuant to written instructions of the Borrower. Pledged Bonds and Borrower Bonds shall be registered as such on the books and records maintained by the Trustee for registration of Bonds, but the Trustee shall not be required to authenticate or deliver Pledged Bonds or Borrower Bonds, except that it shall authenticate and deliver Pledged Bonds pursuant to written instructions received from the Bank. Any Borrower Bonds that remain unsold for a period of ninety (90) days (or such longer period as may be approved (under Massachusetts and federal law) in a written opinion of Bond Counsel reasonably acceptable to the Trustee) shall be automatically deemed canceled. Upon receipt by the Trustee of notice from the Remarketing Agent that a purchaser has been found for Pledged Bonds or Borrower Bonds held by the Trustee, the Trustee shall register and deliver such Bonds to such purchaser (at which time such Bonds shall cease to be Pledged Bonds or Borrower Bonds) upon receipt by the Trustee of the Purchase Price of such Bonds, provided, however, that no Pledged Bond or Borrower Bond shall be so registered and delivered unless the Trustee has received from the Bank a written notice of the reinstatement of the principal and interest component of the Credit Facility. The Trustee shall immediately notify by telephone (subsequently confirmed in writing) the Remarketing Agent whenever (i) it is prohibited from registering and delivering Bonds pursuant to this Agreement and (ii) if the Trustee has been so prohibited, upon the restoration of its power hereunder to register and deliver Bonds. Bonds purchased with moneys drawn under the Credit Facility and registered to the Bank or its designee pursuant to the Pledge Agreement shall be delivered to and held by the Bank and shall not be subsequently transferred or assigned by the Bank except as provided in this
Section 312.

    (b)    Remarketing of Bonds in the Weekly Mode Between Notice and
           ----------------------------------------------------------
Redemption or Conversion Date.  No Bonds in the Weekly Mode scheduled to be
-----------------------------
redeemed or converted to the Fixed Rate Mode may be remarketed under Subsection 312(a) after receipt by the Remarketing Agent of notice of redemption or conversion of such Bonds to the Fixed Rate Mode from the Borrower unless the Remarketing Agent, on or before the redemption date or Purchase Date, gives notice to the purchaser that the Bonds will be redeemed or converted, and such purchaser will be required to surrender its Bonds for payment on the applicable redemption date or to tender its Bonds for mandatory purchase on the Fixed Rate Conversion Date, as the case may be.

    Section 313. Paying Agent.  The Trustee shall act as paying agent, registrar
    -----------  ------------
and transfer agent for the Bonds.

    Section 314. Remarketing Agent.
    -----------  -----------------

    (a)    Qualifications and Responsibilities.  The Borrower shall appoint,
           -----------------------------------
with the consent of the Issuer and the Bank, a Remarketing Agent when the Bonds are in the Weekly Mode. The Remarketing Agent shall be authorized by law to perform all of the duties imposed upon it by this Agreement. In addition, the Remarketing Agent shall be a member of the National Association of Securities Dealers, Inc. or a banking corporation, acceptable to the Issuer, the Borrower and the Bank. The Remarketing Agent, which may act by means of agents, shall signify its acceptance of the duties and obligations imposed upon it hereunder by a written agreement with the Borrower under which the Remarketing Agent will agree, among other things, to:

    (i) determine the Weekly or Fixed Rate pursuant to and in accordance with Paragraph 301(d)(i) or Subsection 301(e) and the forms of Weekly and Fixed Rate Bonds;

    (ii) give all notices to the Trustee regarding the determination of interest rates on the Bonds and regarding Tendered Bonds as are required of the Remarketing Agent in this Agreement;

    (iii) hold all moneys received hereunder from the remarketing of Tendered Bonds for the benefit of the person or entity which shall have delivered such moneys until the Remarketing Agent shall have transferred such moneys to the Trustee as provided in this Agreement;

    (iv) keep such books and records with respect to its duties as Remarketing Agent as shall be consistent with prudent industry practice and make such books and records available for inspection by the parties hereto at all reasonable times; and

    (v) use its best efforts to remarket Bonds in accordance with this Agreement and any remarketing agreement entered into by the Remarketing Agent and the Borrower.

    The Remarketing Agent may enter into custodial agreements with one or more banking or similar institutions for the deposit and holding of the Bonds in order to facilitate the tendering and remarketing of Bonds as provided in this Agreement, provided, however, that in no event shall the Issuer or the Trustee be responsible or held liable for any action taken or not taken under any such custodial agreement and in no way shall any such custodial agreement relieve or otherwise alter the obligations and responsibilities of the Remarketing Agent set forth in this Agreement.

    (b)    Removal or Resignation of Remarketing Agent.  The Borrower may
           -------------------------------------------
remove the Remarketing Agent at any time by written notice to the Remarketing Agent, the Bank and the parties hereto and appoint a successor which meets the qualifications set forth in Subsection 314(a) and which is reputable and experienced in the remarketing of obligations similar to the Bonds. The Borrower shall appoint a successor with similar qualifications if the Remarketing Agent resigns or becomes ineligible. The Borrower shall give the Issuer, the Bank and the Trustee at least fifteen (15) days' notice prior to the appointment of a successor Remarketing Agent. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least thirty (30) days' written notice to the parties hereto and the Bank. The Trustee shall give written notice to the Bondowners of any removal or appointment of the Remarketing Agent.

    (c)    Successors.  Any corporation, association, partnership or firm which
           ----------
succeeds to the business of the Remarketing Agent as a whole or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall thereby become vested with all the property, rights and powers of the Remarketing Agent under this Agreement and shall be subject to all the duties and obligations of the Remarketing Agent under this Agreement. In the event that the Remarketing Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Borrower shall not have appointed its successor within thirty (30) days, the Trustee shall apply to a court of competent jurisdiction for such appointment.

    Section 315. Investments.
    -----------  -----------

    (a) Pending their use under this Agreement, moneys in the Bond Fund, Construction Fund or Rebate Fund, may be invested by the Trustee in Permitted Investments (as defined below) maturing or redeemable at the option of the holder at or before the time when such moneys are expected to be needed by the Trustee and shall be so invested pursuant to written direction of the Borrower if no Default known to the Trustee then exists under this Agreement, provided that the Borrower shall not request, authorize or permit any investment which would cause any Bonds to be classified as "arbitrage bonds" as defined in IRC
(S)148. Any investments pursuant to this subsection shall be held by the Trustee as a part of the Bond

Fund, Construction Fund or Rebate Fund and shall be sold or redeemed to the extent necessary to make payments or transfers or anticipated payments or transfers from such Funds.

    The Trustee shall be entitled to rely on all written investment instructions provided by the Borrower hereunder, and shall have no duty to monitor the compliance thereof with the restrictions set forth herein. The Trustee shall have no responsibility or liability for any depreciation in the value of any investment or for any loss, direct or indirect, resulting from any investment made in accordance with the written instructions of the Borrower. The Trustee shall be without liability to the Borrower, the Issuer, any Bondowner or any other person in the event that any investment made in accordance with the written instructions of the Borrower shall cause any or all of the Bonds to be or become arbitrage bonds within the meaning of Section 148 of the IRC or shall cause any person to incur any liability or rebates or other monies payable pursuant to the IRC.

    (b) Any interest realized on investments in any Fund and any profit realized upon the sale or other disposition thereof shall be credited to such Fund and any loss shall be charged thereto.

    (c)    The term "Permitted Investments" means

           (A)  Government Obligations;

           (B) Direct obligations and fully guaranteed certificates of beneficial interest of the Export-Import Bank of the United States; consolidated debt obligations and letter of credit-backed issues of the Federal Home Loan Banks; participation certificates and senior debt obligations of the Federal Home Loan Mortgage Corporation ("FHLMCs"); debentures of the Federal Housing Administration; mortgage-backed securities (except stripped mortgage securities which are valued greater than par on the portion of unpaid principal) and senior debt obligations of the Federal National Mortgage Association ("FNMAs"); participation certificates of the General Services Administration; guaranteed mortgage-backed securities and guaranteed participation certificates of the Government National Mortgage Association ("GNMAs"); guaranteed participation certificates and guaranteed pool certificates of the Small Business Administration; debt obligations and letter of credit-backed issues of the Student Loan Marketing Association; local authority bonds of the U.S. Department of Housing and Urban Development; guaranteed Title XI financings of the U.S. Maritime Administration; guaranteed transit bonds of the Washington Metropolitan Area Transit Authority; Resolution Funding Corporation securities; rated in each case, at the time of purchase, AAA or at least as high as the rating then in effect on the Bonds by S&P;

           (C) Direct obligations of any state of the United States of America or any subdivision or agency thereof whose unsecured, uninsured and unguaranteed general obligation debt is rated, at the time of purchase, AAA or at least as high as the rating then in effect on the Bonds by S&P, or any obligation fully and unconditionally guaranteed by any state, subdivision or agency whose unsecured, uninsured and unguaranteed general obligation debt is rated, at the time of purchase, AAA or at least as high as the rating then in effect on the Bonds by S&P;

               (D) Commercial paper (having original maturities of not more than 270 days) rated, at the time of purchase, "A-1+" or better by S&P;

               (E) Federal funds, unsecured certificates of deposit, time deposits or bankers acceptances (in each case having maturities of not more than 365 days) of any domestic bank including a branch office of a foreign bank which branch office is located in the United States, provided written legal opinions in form acceptable to the Trustee are received to the effect that full and timely payment of such deposit or similar obligation is enforceable against the principal office or any branch of such bank, which, at the time of purchase, has a " Short-Term CD" rating of "A-1+" by S&P;

               (F) Deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of not less than $3,000,000, provided such deposits are continuously and fully insured by the Federal Deposit Insurance Corporation; and

               (G) Investments in money-market funds rated "AAAm" or "AAAmG" by S&P.

       Any of the requirements of this subsection (c) shall not apply to moneys as to which the Trustee and the Issuer shall have received an opinion of nationally recognized bond counsel to the effect that such requirements are not necessary to preserve the exclusion of interest on Bonds from the gross income of the owner thereof for federal income tax purposes.

      Section 316.  Reserved.
      -----------   --------

      Section 317.  Credit Facilities.
      -----------   -----------------

   (a) Substitution or Replacement.  Upon satisfaction of the requirements set
       ---------------------------
forth in this Section 317 and subject to the last sentence of Subsection 317(b), the Borrower may (except during the period between the giving of notice of mandatory tender for purchase on account of the expiration of the Credit Facility and the Purchase Date) replace a Credit Facility then in effect with a substitute Credit Facility; provided, however, that (1) the Credit Facility being replaced shall in no event be terminated or released until the Borrower has given not less than forty-five (45) days' written notice to the Trustee and the Remarketing Agent, and the Trustee has received the proceeds of all outstanding drawings on the Credit Facility being replaced and (2) if the Bonds supported by the Credit Facility being replaced are in the Weekly

Mode, the Trustee has given not less than thirty (30) days' written notice of the termination or release of the Credit Facility to owners of such Bonds in the Weekly Mode.

   Prior to the replacement of any Credit Facility the Borrower shall have delivered to the Trustee: (i) a written opinion of counsel for the issuer of the substitute Credit Facility to the effect that it constitutes a legal, valid and binding obligation of the issuer enforceable in accordance with its terms (subject to customary exceptions); (ii) a written opinion of Bond Counsel to the effect that the issuance of a substitute Credit Facility will not by itself adversely affect the exclusion of interest on such Bonds from gross income for federal income tax purposes and that payments of principal or the Purchase Price of and the interest on the Bonds from the proceeds of a substitute Credit Facility will not constitute an avoidable preference under the federal Bankruptcy Code if an Event of Bankruptcy occurs; (iii) a certificate of the Bank that all amounts due under the Reimbursement Agreement or otherwise owed by the Borrower to the Bank have been paid and that the Borrower has fulfilled all its obligations arising out of such Agreement and (iv) evidence that the rating on the Bonds with the substitute Credit Facility by S&P, if the Bonds are then rated by S&P, will not result in a downgrade or withdrawal of the rating on the Bonds. Notice of the substitution, replacement, termination or extension of a Credit Facility shall be sent by the Trustee to S&P.

   (b) Requirements.  Each Credit Facility must:
       ------------

   (i) be an irrevocable, unconditional obligation of a financial institution;

   (ii) be on terms no less favorable to the Trustee than the Letter of Credit and entitle the Trustee to draw upon or demand payment and receive in immediately available funds an amount equal to the sum of the principal amount of the Bonds supported by the Credit Facility, any premium applicable thereto, and (A) 46 days' accrued interest at the Maximum Interest Rate on the principal amount of Bonds then Outstanding in the Weekly Mode, or (B) 210 days' accrued interest at the Fixed Rate on the principal amount of Bonds then Outstanding in the Fixed Rate Mode plus any applicable redemption premium (including amounts that could be owed pursuant to the last sentence of Section 310(c));

   (iii) be supported by evidence from S&P, if the Bonds are then rated by S&P, that the rating on the Bonds supported by the new Credit Facility is not less than the rating on the Bonds prior to the replacement of the existing Credit Facility; and

   (iv) provide for a term which may not expire in less than one year and which may not expire or be terminated prior to the fifth Business Day after the mandatory tender for purchase as provided in Paragraph 301(d)(iv). The Borrower shall not enter into any Reimbursement Agreement or similar arrangement or agree to any amendment of a Reimbursement Agreement or similar arrangement which in any way limits the obligation of the issuer of such Credit Facility to provide funds under the Credit Facility without the prior written consent of the owners of 100% of the principal amount of the Bonds Outstanding and entitled to the benefit thereof.

   Section 318.  Securities Laws.  In any "Offering" of the Bonds by a
   -----------   ---------------
"Participating Underwriter" as those terms are defined in the Rule, including any remarketing of Bonds under this Agreement, the Borrower shall at all times comply with applicable federal and state securities laws, and shall cooperate with the Remarketing Agent to the extent necessary to permit the Remarketing Agent to comply with applicable federal and state securities laws including, without limitation, the Rule.

                           ARTICLE IV.  THE PROJECT

   Section 401.  Construction Fund.
   -----------   -----------------

   (a) A Construction Fund is hereby established to be held by the Trustee. Moneys in the Construction Fund shall be applied by the Trustee to the payment or reimbursement of Project Costs.

   (b) The Trustee is hereby authorized and directed to issue its checks or make wire transfers for each disbursement from the Construction Fund upon being furnished with a written requisition therefor, approved in writing by the Bank, certified to by a Borrower Representative together with supporting bills, invoices and other materials and documentation required by and satisfactory to the Bank and stating: (A) the name and address of the person to whom payment is to be made, (B) the amount of the payment, (C) that the disbursement is for a proper expenditure of moneys in the Construction Fund pursuant to this Agreement, (D) the general classification of the expenditure, (E) that none of the items for which the requisition is made has been the basis for any prior disbursement from the Construction Fund (requests for disbursement of retainage amounts shall not be deemed to be an item for which a prior request has been made), (F) after giving effect to the payment of the requisition, the use of all funds disbursed from the Construction Fund complies with the limitations contained in this Agreement and the Federal Tax Statement, and (G) as of the date of the request, there is no Event of Default hereunder, or any event that, with the passage of time or the giving of notice or both, would ripen into such an Event of Default. The Borrower and the Bank may enter into one or more separate agreements (collectively, the "Disbursement Agreement") which will set forth the conditions under which the Bank will approve requisitions from the Construction Fund.

   (c) The Trustee shall maintain adequate records pertaining to the accounts in the Construction Fund and all disbursements therefrom and shall, within ninety
(90) days of the completion date, file an accounting thereof with the Issuer, the Borrower and the Bank.

   (d) Notwithstanding anything herein to the contrary if the principal of the Bonds shall have become due and payable pursuant to Article VI hereof, the Trustee shall not issue its checks on or make wire transfers from the Construction Fund, but, rather shall transfer any moneys in the Construction Fund to the Bond Fund.

   Section 402.  Construction of the Project.
   -----------   ---------------------------

   (a) The Borrower shall proceed with due diligence to acquire, construct, improve and equip the Project or cause the Project to be acquired, constructed, improved and equipped in accordance with the plans and specifications therefor. Contracts for carrying out the Project and purchases in connection therewith shall be made by the Borrower in its own name.

   (b) The Borrower acknowledges that it is fully familiar with the physical condition of the Project and is not relying on any representation of any kind by the Issuer or the Trustee or their respective directors, officers, employees or agents as to the nature or the condition thereof. Neither the Issuer or the Trustee nor their respective officers, directors, employees or agents shall be liable to the Borrower or to any other person for any latent or patent defect in the Project.

   Section 403.  Certificate of Completion.  The Borrower shall proceed with due
   -----------   -------------------------
diligence to complete the acquisition, construction, improvement and equipping of the Project. Completion of the acquisition, construction, improvement and equipping of the Project shall be evidenced by a certificate signed by a Borrower Representative delivered to the Trustee and the Bank stating (a) the date of such completion, (b) that all labor, services, materials and supplies used therefor and all costs and expenses in connection therewith have been paid,
(c) that acquiring, constructing, reconstructing and equipping the Project has been completed in accordance with the plans and specifications with the exception of ordinary punchlist items and work awaiting seasonal opportunity and
(d) that the Project is ready for occupancy, use and operation for its intended purposes. Notwithstanding the foregoing, such certificate may state that (1) it is given without prejudice to any rights of the Borrower against third parties which exist at the date of such certificate or which may subsequently come into being, (2) it is given only for the purposes of this Section 403, and (3) no person other than the Issuer, the Bank or the Trustee may benefit therefrom.
Any balance in the Construction Fund not then needed to pay Project Costs shall be transferred to the Bond Fund.

   Section 404.  Completion by the Borrower.
   -----------   --------------------------

   (a) In the event that the proceeds of the Bonds are not sufficient to pay in full all costs of acquiring, constructing, improving and equipping the Project in accordance with the plans and specifications, the Borrower agrees, for the benefit of the Issuer, the Trustee and the Bank to pay all such sums as may be in excess of the proceeds of the Bonds.

   (b) No payment pursuant to this Section 404 shall entitle the Borrower to any diminution or abatement of any amounts payable by the Borrower under this Agreement.

   Section 405.  Borrower Not to Impair Tax Status; Use of Project.
   -----------   -------------------------------------------------
Notwithstanding any provision herein or in any related document to the contrary, the Borrower will not use any of the proceeds of the Bonds (or the income earned through the investment thereof, if any) or cause the Project to be operated or used in any manner, and will not take or omit any action or permit any action to be taken or omitted with the result that interest on any Bonds is included in the gross income of the owners thereof for federal income tax purposes, except for interest on any Bond during any period while it is held by a person who is a "substantial user" of the Project or a "related person", both within the meaning of IRC (S)147(a). The Borrower's use of the Project (or facilities replacing the same) shall be in compliance with the Act and the IRC.

   Section 406. Compliance with Law.  In the acquisition, construction,
   -----------  -------------------
maintenance, improvement and operation of the Project, the Borrower has and will comply in all material respects with all applicable building, subdivision, zoning and land use, environmental protection, sanitary and safety and other laws, rules and regulations and will not permit any nuisance thereat and will to the extent of its ownership and control, permit no nuisance to be committed thereat by others while the Borrower is, or is entitled to be, in possession thereof. It shall not be a breach of this section if the Borrower fails to comply with such laws, rules and regulations during any period in which the Borrower shall in good faith be diligently contesting the validity thereof, but the provisions of this sentence will not excuse any failure to comply with the Reimbursement Agreement in accordance with its terms.

   Section 407.  Current Expenses.  The Borrower shall pay in a timely manner
   -----------   ----------------
all costs of maintaining and operating the Project, including without limitation all taxes, excises and other governmental charges lawfully levied thereon or with respect to its interests therein or use thereof to the extent of the Borrower's interests therein. It shall not be a breach of this section if the Borrower fails to pay any such costs, taxes or charges during any period in which the Borrower shall in good faith be contesting the validity or amount thereof and no foreclosure proceedings have been commenced, unless the procedures applicable to such contest require payment thereof and proceedings for their refund or abatement, but the provisions of this sentence will not excuse any failure to comply with the Reimbursement Agreement in accordance with its terms.

   Section 408.  Disposition and Use of Project.  The Borrower may not sell,
   -----------   ------------------------------
lease, transfer or otherwise dispose of the Project in one transaction or in a series of transactions without the consent of the Bank. With the consent of the Bank, the Borrower may otherwise sell, lease, transfer or otherwise dispose of portions of the Project. At the time of any sale, transfer or disposition, the Borrower shall deliver to the Issuer and the Trustee a written opinion of Bond Counsel addressed to and reasonably satisfactory to the Trustee and the Issuer that such sale, transfer or other disposition will not affect the exclusion of the interest on any Bonds from the gross income of the owners thereof for federal income tax purposes or be inconsistent with the Act. To the extent required by Bond Counsel in connection with rendering a favorable opinion, the Borrower shall deposit proceeds of such sale, transfer or disposition into the Bond Fund and apply such proceeds as provided in Section 301(a). No sale, lease, transfer or other disposition of the Project shall relieve the Borrower of any of its obligations under this Agreement.

   The Borrower shall not make any material change in the purposes for which the Project is used without the consent of the Issuer, which consent shall not be unreasonably withheld. The Borrower at its own expense may alter, remodel or improve the Project and construct other facilities at the site of the Project, provided such action shall not result in any substantial change in the Project or the character of the activities conducted by the Borrower at the Project without the consent of the Issuer, which consent shall not be unreasonably withheld.

                             ARTICLE V.  RESERVED

                       ARTICLE VI.  DEFAULT AND REMEDIES

   Section 601.  Default by the Borrower.
   -----------   -----------------------

   (a)    Events of Default; Default.  "Event of Default" in this Agreement
          --------------------------
means any one of the events set forth below and "Default" means any Event of Default without regard to any lapse of time or notice.

   (i)    Debt Service on Bonds; Required Purchase.  Any principal of, premium,
          ----------------------------------------
if any, or interest on any Bond shall not be paid when due, whether at maturity, by acceleration, upon redemption or otherwise or any Purchase Price for Bonds shall not be paid as provided in Sections 301, 308, 311 or 312.

   (ii)   Other Obligations.  The Borrower shall fail to observe or perform any
          -----------------
 of its other covenants or agreements contained herein and such failure shall continue for a period of thirty (30) days after written notice given to the Borrower by the Issuer, the Trustee or the Bondowners of at least 25% in principal amount of the Bonds Outstanding.

   (iii)  Event of Bankruptcy. (A) A trustee, receiver, custodian or similar
          -------------------
official or agent shall be appointed for the Borrower for any substantial part of the property of the Borrower and such trustee or receiver shall not be discharged within ninety (90) days, (B) the Borrower shall commence a voluntary case under the federal bankruptcy laws, or shall make an assignment for the benefit of creditors, or shall apply for, consent to or acquiesce in the appointment of, or taking possession by, a trustee, receiver, custodian or similar official or agent for itself or any substantial part of its property, or
(C) the Borrower shall have an order or decree for relief in an involuntary case under the federal bankruptcy laws entered against it, or a petition seeking reorganization, readjustment, arrangement, composition, or other similar relief as to it under the federal bankruptcy laws or any similar law for the relief of debtors shall be brought against it and shall be consented to by it or shall remain undismissed for ninety (90) days.

   (iv) Reimbursement Agreement.  The Trustee shall have received written notice
        -----------------------
from the Bank of the occurrence of an event of default under the Reimbursement Agreement.

   (v) Non-Reinstatement under the Credit Facility.  The Trustee shall receive
       -------------------------------------------
written notice from the Bank within ten calendar days after a drawing under the Credit Facility that the Bank has not reinstated the amount so drawn, and such non-reinstatement causes the total amount of the obligation of the Bank under the Credit Facility to be less than the principal amount of the Outstanding Bonds, plus premium, if any, supported by the Credit Facility, plus accrued interest for a period of 46 days at the Maximum Interest Rate with respect to the principal amount of such Bonds then Outstanding in the Weekly Mode or 210 days at the Fixed Rate if the Bonds are in the Fixed Rate Mode.

   Notwithstanding anything in this subsection to the contrary, no action or failure to act by the Borrower which results in interest on any Bonds becoming includable in gross income of the owners thereof for federal income tax purposes shall constitute a Default or Event of Default under this Agreement so long as the redemption provided by Subsection 310(c) occurs. In such event, no owner of Bonds shall be entitled to any claim for monetary damages hereunder and the redemption of the Bonds as provided under Subsection 310(c) shall be the exclusive recourse of owners of the Bonds.

   (b) Waiver.  Subject to the provisions of Section 610 below, at any time
       ------
before an acceleration pursuant to Paragraph 602(a), the Trustee may waive a Default under Paragraph 601(a)(ii) and annul its consequences by written notice to the Borrower, and in the absence of inconsistent instructions from Bondowners pursuant to Sections 606 or 901 shall do so upon written instruction of the owners of at least twenty-five per cent (25%) in principal amount of such Bonds Outstanding. No waiver under this section shall affect the right of the Trustee or the Issuer to enforce the payment of any amounts owing to it. The Trustee shall not waive any Event of Default under Paragraphs 601(a)(i), 601(a)(iii), 601(a)(iv) or 601(a)(v), (except, as to Paragraph 601(a)(iv) only if the Trustee receives a written confirmation from the Bank that all events of default under the Reimbursement Agreement have been cured or waived and the Credit Facility has been reinstated in full and remains in full force and effect).

   Section 602.  Remedies for Events of Default.  If an Event of Default occurs
   -----------   ------------------------------
and is continuing:

   (a) Acceleration.  If the Event of Default is one described in Paragraph
       ------------
601(a)(i), (iii), (iv) or (v), the principal of and premium, if any, on the Bonds that are supported by a Credit Facility and Pledged Bonds and accrued interest thereon shall automatically become immediately due and payable without any further notice or action. Notwithstanding the foregoing, if an Event of Default described in Paragraph 601(a)(i) occurs due to the failure of the Trustee to receive sufficient funds for the payment of the Purchase Price of all Bonds supported by a Credit Facility tendered for purchase on any Purchase Date, the Trustee shall immediately draw under the Credit Facility an amount equal to such deficiency (except to the extent that one or more drawings have been made previously in respect of the same deficiency), plus one day's accrued interest on all Bonds tendered, and only if such Event of Default is not cured by the close of business on the next Business Day shall there be such an automatic acceleration of the payment of principal of and accrued interest on the Bonds.

   (b) Rights as a Secured Party.  Subject to Section 610 hereof, the Trustee
       -------------------------
may exercise all of the rights and remedies of a secured party under the UCC. Notice sent by registered or certified mail, postage prepaid, or delivered during business hours, to the Borrower at least seven (7) days before an event under UCC Section 9-504(3) or any successor provision of law shall constitute reasonable notification of such event.

   Section 603.  Court Proceedings.  Subject to Section 610 hereof, the Trustee
   -----------   -----------------
may enforce the provisions of this Agreement by appropriate legal proceedings for the specific performance of any covenant, obligation or agreement contained herein whether or not a Default or an Event of Default exists, or for the enforcement of any other appropriate legal or equitable remedy, and may recover damages caused by any breach by the Borrower of the provisions of this Agreement, including (to the extent this Agreement may lawfully provide) court costs, reasonable attorney's fees and other costs and expenses incurred in enforcing the obligations of the Borrower hereunder. The Issuer may likewise enforce obligations owed to it or to its directors, officers, employees and agents hereunder which it has not assigned to the Trustee. All rights under this Agreement and the Bonds may be enforced by the party exercising such rights without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the Bondowners.

   Section 604.  Revenues after Default.  After the occurrence of an Event of
   -----------   ----------------------
Default, any funds pledged as security hereunder and any other moneys received by the Trustee (other than amounts irrevocably set aside to pay particular Bonds) shall be applied to amounts due under Section 308 (without regard to any grace periods), which amounts shall be applied in the order specified in Section 307.

   Section 605.  The Credit Facility; Acceleration.  Upon declaration of
   -----------   ---------------------------------
acceleration of the Bonds prior to expiration of the Credit Facility, the Trustee shall draw immediately on the Credit Facility in accordance with Section 308(c)(i) in an amount equal to the aggregate unpaid principal of, premium, if any, and interest on the Bonds to the date of final payment. Interest on the Bonds shall cease to accrue on the date of the declaration of acceleration. The Trustee shall not require indemnification for any draw required by this Section 605 except and unless such instruction is prohibited by or violates applicable law or any outstanding or pending court or governmental order or decree.

   Section 606.  Rights of Bondowners.  Subject to Section 610 hereof, if an
   -----------   --------------------
Event of Default occurs and is continuing, and if the Bondowners representing not less than 25% in principal amount of the Bonds Outstanding shall have requested the Trustee in writing to exercise one or more of the rights and remedies provided hereunder and offered it indemnity as provided in Subsection 702(e), the Trustee shall be required to exercise such one or more of the rights and remedies hereunder as the Trustee shall determine to be in the best interest of the Bondowners and not inconsistent with any directions given in accordance with Section 901. No Bondowner shall have any right to institute an action in law or equity or to pursue any other remedy hereunder with respect to any Bond unless (i) an Event of Default of which the Trustee has been notified has occurred and Bondowners representing not less than 25% in principal amount of the Bonds Outstanding shall have requested the Trustee in writing to exercise its rights and remedies with respect thereto and shall have offered the Trustee reasonable opportunity to do so and indemnity as provided in Subsection 702(e), and (ii) the Trustee shall within a reasonable time thereafter fail to exercise any of such rights or remedies, and the rights of Bondowners hereunder shall in any event be subject to Section 610 hereof. No Bondowner shall have any right to institute any action or pursue any other remedy if and to the extent that the surrender, impairment, waiver, or loss of the lien of this Agreement would, under applicable law, result. Notwithstanding the foregoing, each Bondowner shall have a right of action to enforce payment of the Bonds at and after the due dates thereof at the place, from the sources and in the manner expressed in the Bonds.

   Section 607.  Performance of Borrower's Obligations.  If the Borrower shall
   -----------   -------------------------------------
fail to observe or perform any of its agreements or obligations hereunder, the Issuer or the Trustee may (but shall not be obligated to) perform the same in its own name or in the Borrower's name, and each is hereby irrevocably appointed the Borrower's attorney-in-fact for such purpose. Unless an Event of Default exists, the Issuer or the Trustee, as the case may be, shall give at least five
(5) days' notice to the Borrower before taking action under this section, except that in case of emergency as reasonably determined by the acting party, it may act on lesser notice or give the notice promptly after rather than before taking the action. The reasonable cost of any such action performed by the Trustee or the Issuer shall be paid or reimbursed by the Borrower within thirty (30) days after the Trustee or the Issuer notifies the Borrower of such cost.

   Section 608.  Remedies Cumulative; No Waiver.  The rights and remedies under
   -----------   ------------------------------
this Agreement shall be cumulative and shall not exclude any other rights and remedies allowed by law, provided there is no duplication of recovery. Neither the failure to insist upon a strict performance of any of the obligations of the Borrower nor the failure to exercise any remedy for any violation thereof, shall be taken as a waiver for the future of the right to insist upon strict performance of the obligation or of the right to exercise any remedy for the violation.

   Section 609.  Subrogation Rights of Bank.  In the event that (i) an Event of
   -----------   ---------------------------
Default shall occur and be continuing under this Agreement, or (ii) the Trustee shall draw under the Credit Facility in connection with the redemption in whole of the Bonds, and in either such case the Bank shall have provided the Trustee with funds pursuant to the Credit Facility for the payment in full of the principal or redemption price, if any, of and the interest on the Bonds, then, and in any such event, the Bank shall be subrogated to all rights theretofore possessed under this Agreement by the Trustee and the Bondowners in respect of which such principal or redemption price, if any, and interest shall have been paid with funds provided by the Bank (to the extent such funds provided by the Bank pursuant to the Credit Facility shall not have been reimbursed to the Bank). After the payment in full of all Bonds owned by the Bondowners other than the Bank, any reference herein to the holders of the Bonds or the Bondowners shall mean the Bank to the extent of its subrogation rights resulting from the payments made pursuant to the Credit Facility. Notwithstanding any provision contained herein to the contrary, under no circumstances shall the Issuer's rights or the Trustee's rights reserved in this Agreement, including without limitation the right of indemnification or the Issuer's right or the Trustee's right to enforce the same, be subrogated to the Bank.

   Section 610.  Rights of Bank.  All consents, approvals and requests required
   -----------   ---------------
of the Bank shall be deemed not required if (a) the Bank has failed to fulfill its obligations to make payments under the Credit Facility in accordance with the terms thereof or (b) an Act of Bankruptcy of the Bank has occurred and is continuing and the Bank has failed to fulfill its obligations to make payments under the Credit Facility in accordance with the terms thereof. Subject to the immediately preceding sentence, but notwithstanding any other provision of this
Article VI, in the event that all Outstanding Bonds are secured by the Bank pursuant to the Credit Facility, the exercise of direction of all remedies granted under this Article VI and the granting of any waivers pursuant to Subsection 601(b) shall be subject to the direction and prior written consent of the Bank. The Trustee, in its exercise of its rights for the benefit of Bondowners under Article VI and the rights of the Issuer assigned under this Agreement (but not including the rights of the Trustee under this Agreement for its own benefit including but not limited to indemnification and any fees and expenses owed to it), in the event that all Outstanding Bonds are Pledged Bonds, shall be subject to the direction of the Bank. In the event that less than all Outstanding Bonds are secured by the Bank pursuant to the Credit Facility, the Bank shall be treated as the owner of all Pledged Bonds for purposes of giving directions, consents, waivers or other actions. In no event may the Trustee accelerate the Bonds without the prior written consent of the Bank so long as the Credit Facility is in full force and effect and the Bank has not defaulted thereunder by failing to honor a draft submitted under the Credit Facility in strict conformity therewith.

                           ARTICLE VII.  THE TRUSTEE

   Section 701.  Corporate Organization, Authorization and Capacity.  The
   -----------   --------------------------------------------------
Trustee represents and warrants that it is a national banking association duly organized and validly existing under the laws of the United States and duly licensed or qualified to do business in Massachusetts, with the capacity to exercise the powers and duties of the Trustee hereunder, and that by proper corporate action it has duly authorized the execution and delivery of this Agreement.

   Section 702.  Rights and Duties of the Trustee.
   -----------   --------------------------------

   (a) Moneys to Be Held in Trust.  All moneys deposited with the Trustee under
       --------------------------
this Agreement (other than amounts received for its own use) shall be held by the Trustee in trust and applied subject to the provisions of this Agreement, but need not be segregated from other funds except as required herein or by law.

   (b) Accounts.  The Trustee shall keep proper accounts of its transactions
       --------
hereunder (separate from its other accounts), which shall be open to inspection at reasonable times upon reasonable prior written notice by the Issuer, the Borrower and the Bondowners and their representatives duly authorized in writing.

   (c) Performance of the Issuer's Obligations.  If the Issuer shall fail to
       ---------------------------------------
observe or perform any agreement or obligation contained in this Agreement, the Trustee may take whatever legal proceedings may be required to compel full performance by the Issuer of its obligations, and in addition, the Trustee may (but shall not be obligated to), to whatever extent it deems appropriate for the protection of the Bondowners, itself or the Borrower, perform any such obligation in the name of the Issuer and on its behalf.

   (d) Responsibility.  The Trustee shall be entitled to the advice of counsel
       --------------
(who may be the Trustee's counsel, counsel for the Issuer, the Borrower, the Bank or any Bondowner) and shall be wholly protected as to any action taken or omitted to be taken in good faith in reliance on such advice. The Trustee may rely conclusively on any notice, certificate or other document furnished to it hereunder and reasonably believed by it to be genuine. The Trustee shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, in good faith omitted to be taken by it and reasonably believed to be beyond the discretion or powers conferred upon it, taken by it pursuant to any direction or instruction by which it is governed hereunder, or omitted to be taken by it by reason of the lack of direction or instruction required hereby for such action; nor shall it be responsible for the consequences of any error of judgment reasonably made by it. The duties of the Trustee are those expressly set forth in this Agreement, and no additional duties shall be implied. When any payment, consent or other action by it is called for hereby, it may defer such action pending receipt of such evidence, if any, as it may require in support thereof. The Trustee shall in no event be liable for the application or misapplication of funds, or for other acts or defaults by any person, firm, or corporation, except its own directors, officers, and employees. No recourse shall be had by the Borrower, the Issuer or any Bondowner for any claim based on this Agreement or any Bond against any director, officer, employee, or agent of the Trustee alleging personal liability on the part of such person, unless such claim is based upon final adjudication of fraud of such person. The Trustee has no responsibility for the validity, sufficiency or accuracy of this Agreement, the Bonds or any security therefor, or any offering or disclosure document related thereto.

   (e) Limitations on Actions.  The Trustee shall not be required to monitor the
       ----------------------
financial condition of the Borrower or the physical condition of the Project and, unless otherwise expressly provided, shall not have any responsibility with respect to notices, certificates or other documents filed with it hereunder, except to make them available for inspection by the Bondowners. The Trustee shall not be deemed to have knowledge of and shall not be required to take notice of any Default or Event of Default, except for a Default or Event of Default described in Paragraph 601(a)(i) relating to the payment of principal of, premium, if any, and interest on the Bonds, unless the Trustee shall be specifically notified in writing by the Borrower, the Issuer or Bondowners representing not less than 25% in principal amount of the Bonds Outstanding, or in the case of a Default or Event of Default described in Paragraph 601(a)(iv) or (v), the Trustee shall be notified in writing by the Bank. It shall not be required to take any remedial action (other than the giving of notice or a drawing under the Credit Facility) unless indemnity satisfactory to it is furnished for any expense or liability to be incurred therein, other than liability for failure to meet the standards set forth in this section. In no event, however, shall the Trustee be required to take any remedial action which may subject it to potential liability under any federal, state or local environmental law or regulation. The Trustee shall be entitled to reimbursement from the Borrower for its expenses, including the fees and expenses of its attorneys, reasonably incurred or advances reasonably made, which reimbursement shall be due and payable immediately after notifying the Borrower of such expenses or advances, in the exercise of its rights or the performance of its obligations hereunder, whether or not it acts without previously obtaining indemnity.

   A permissive right or power to act shall not be construed as a requirement to act. Upon receipt of written notice, direction, instruction, and indemnity as provided above and, after making such investigation, if any, as it deems appropriate to verify the occurrence of any Default of which it is notified by the Bondowners or the Bank, the Trustee shall pursue such remedies hereunder (not contrary to such direction) as it deems appropriate for the protection of the Bondowners (including the Bank as provided in Section 901); and in its actions under this provision, the Trustee shall be required to act for the protection of the Bondowners with the same prudence as would be expected of a prudent person in the conduct of such person's affairs.

   (f) Financial Obligations.  Nothing contained in this Agreement shall in any
       ---------------------
way obligate the Trustee to pay any debt or meet any financial obligations to any person in relation to the Project except from moneys received under the provisions of this Agreement (including from the exercise of its rights and remedies hereunder) other than moneys received for its own purposes.

   (g) Ownership of Bonds.  The Trustee or any affiliate of the Trustee may be
       ------------------
or become the owner of Bonds with the same rights as if it were not Trustee.

   (h) No Surety Bond.  The Trustee shall not be required to furnish any bond or
       --------------
surety.

   (i) Requests by the Borrower.  Upon any request by the Borrower to the
       ------------------------
Trustee to take any action under this Agreement (including but not limited to any proposed amendment pursuant to Section 1101) the Trustee shall be entitled to receive from the Borrower prior to taking such action, and to rely conclusively upon, a certificate of a Borrower Representative and an opinion of counsel reasonably satisfactory to the Trustee (who may be counsel to the Borrower), and, if applicable in the reasonable judgment of the Trustee, a certificate of an accountant or firm of accountants of nationally recognized standing satisfactory to the Borrower (who or which may be the Borrower's external accountant or accountants), each to the effect that in the signer's opinion all conditions precedent applicable to such action under this Agreement, if any, have been satisfied (and, in the case of the certificate of the Borrower Representative, including but not limited to the absence of any Default or Event of Default) and such action is permitted by this Agreement.

   (j) Securities Disclosures.  Without limitation of any other provision of
       ----------------------
this Article, the Trustee is authorized to make such securities disclosures as may be required or appropriate under applicable securities laws and regulations, including Rule 15c2-12 under the Securities Exchange Act of 1934, promulgated by the United States Securities and Exchange Commission pursuant to notices of the Borrower regarding reportable events. The Trustee is entitled to rely conclusively on notice from the Borrower and an opinion of counsel expert in federal securities laws acceptable to the Trustee in making or not making any securities law disclosure. The Trustee shall have no liability to the Borrower or any Bondowner for any disclosure or nondisclosure made or not made in good faith in reliance on such notice from the Borrower and an opinion of counsel expert in federal securities law.

   Section 703.  Fees and Expenses of the Trustee.  The Borrower shall pay to
   -----------   --------------------------------
the Trustee reasonable compensation for its services and prepay or reimburse the Trustee for its reasonable expenses and disbursements, including attorney's fees and disbursements, hereunder. The Borrower shall indemnify and save the Trustee and its directors, officers, employees and agents harmless against any and all
(a) claims as set forth in Section 1002, (b) costs, counsel fees, expenses or liabilities reasonably incurred in connection with such claims, and (c) expenses and liabilities which it may incur in the exercise of its duties hereunder and which are not due to the bad faith, gross negligence, fraud or deceit of any director, officer, employee or agent of the Trustee. Any fees, expenses, reimbursements, or other charges which the Trustee may be entitled to receive from the Borrower hereunder shall be due and payable immediately after a request for payment has been made by the Trustee, and if not otherwise paid, shall be a first lien upon any funds or other property then or thereafter held hereunder by the Trustee (other than funds held by the Trustee under Section 204, Section 304(c) or Section 305); provided, however, that the lien of the Trustee shall be subordinate to the lien for the benefit of the Bondowners upon the moneys drawn under the Credit Facility, the proceeds of any remarketing of the Bonds and other Eligible Funds, if any, which are the basis of the determination made by the Trustee of the amount to be drawn under the Credit Facility, excluding, however funds held by the Trustee under Section 204, Section 304(c) or

Section 305. The Trustee shall not require indemnification for any payment when due of principal, premium or interest on any Bond to be made by the Trustee to any Bondowner, prior to the time such payment is made by the Trustee, except and unless such payment is prohibited by or violates applicable law or any outstanding or pending court or governmental order or decree.

   Section 704.  Resignation or Removal of Trustee.  The Trustee may resign on
   -----------   ---------------------------------
not less than sixty days' notice given in writing to the Issuer, the Bondowners, the Bank and the Borrower, but such resignation shall not take effect until a successor has been appointed and has assumed the duties hereunder. The Trustee will promptly certify to the other parties that it has mailed such notice to all Bondowners and such certificate shall be conclusive evidence that such notice was given in the manner required hereby. The Trustee may be removed by written notice to the parties from the Bondowners representing a majority in principal amount of the Bonds Outstanding, but no such removal shall take effect until a successor has been appointed and assumed the duties hereunder. A petition in a court of competent jurisdiction for removal of the Trustee and the appointment of a successor may be filed by the Bondowners representing not less than 25% in principal amount of the Bonds Outstanding.

   Section 705.  Successor Trustee.  Any corporation or association which
   -----------   -----------------
succeeds to the corporate trust business of the Trustee as a whole, or substantially as a whole, whether by sale, merger, consolidation or otherwise, shall become vested with all the property, rights and powers of the Trustee hereunder, without any further act or conveyance.

   In case the Trustee resigns or is removed or becomes incapable of acting, or becomes bankrupt or insolvent, or if a receiver, liquidator or conservator of the Trustee or of its property is appointed, or if a public officer takes charge or control of the Trustee, or of its property or affairs, a successor shall be appointed (but only with the consent of the Bank, if any Bonds shall then be entitled to the benefits of a Credit Facility, which consent shall not be unreasonably withheld) by written notice from the Borrower to the Issuer. The Borrower shall notify the Bondowners of the appointment in writing within twenty
(20) days from the appointment. The Borrower will promptly certify to the successor Trustee that it has mailed such notice was given in the manner required hereby. If no appointment of a successor is made within twenty (20) days after the giving of written notice as a result of the resignation or removal of the Trustee under Section 704 or after the occurrence of any other event requiring or authorizing such appointment, the outgoing Trustee or any Bondowner may apply to any court of competent jurisdiction for the appointment of such a successor, and such court may thereupon, after such notice, if any, as such court may deem proper, appoint such successor. Any successor Trustee appointed under this section shall be a trust company or a bank having the powers of a trust company that meets the requirements of the Act and shall have a capital and surplus of not less than $50,000,000. Any such successor Trustee shall notify the Issuer, the Bank and the Borrower of its acceptance of the appointment and, upon giving such notice, shall become Trustee, vested with all the property, rights and powers of the Trustee hereunder, without any further act or conveyance. Such successor Trustee shall execute, deliver, record and file such instruments as are required to confirm or perfect its succession hereunder and any predecessor Trustee shall from time to time execute, deliver, record and file such instruments as the incumbent Trustee may reasonably require to confirm or perfect any succession hereunder.

                           ARTICLE VIII.  THE ISSUER

   Section 801.  Corporate Organization, Authorization and Power.  The Issuer
   -----------   -----------------------------------------------
represents and warrants as follows:

   (i) it is a body politic and corporate and a public instrumentality of the Commonwealth, established under Chapter 23A, with the power under and pursuant to the Act, to execute and deliver this Agreement and to perform its obligations hereunder, and to issue and sell the Bonds pursuant to this Agreement; and

   (ii) it has taken all necessary action and has complied with all provisions of the Constitution of the Commonwealth and the Act required to make this Agreement and the Bonds the valid obligations of the Issuer which they purport to be; and, when executed and delivered by the parties hereto, this Agreement will constitute a valid and binding agreement of the Issuer enforceable in accordance with its terms, except as enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles and to applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore enacted to the extent that the same may be constitutionally applied; and

   (iii) when delivered to and paid for by the initial purchasers in accordance with the terms of this Agreement and the Private Placement Agreement dated July 24, 1996 with respect to the Bonds, the Bonds will constitute valid and binding special obligations of the Issuer enforceable in accordance with their terms, except as enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles and to applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore or hereafter enacted to the extent that the same may be constitutionally applied, and will be entitled to the benefits of this Agreement; and

   (iv) The Issuer makes no other representations or warranties, either express or implied, of any nature or kind, including, without limitation, a representation or warranty that interest on the Bonds is or will continue to be exempt from federal or state income taxation.

   Section 802.  Covenant as to Payment; Faith and Credit of Commonwealth Not
   -----------   ------------------------------------------------------------
Pledged.  The Issuer covenants that it will promptly pay or cause to be paid the
-------
principal of, interest, premium, if any, and other charges, if any, on the Bonds at the place, on the dates and in the manner provided herein and in the Bonds, provided, however, that the Bonds do not now and shall never constitute a general obligation of the Issuer or a debt or pledge of the faith and credit of the Commonwealth, and all covenants and undertakings by the Issuer hereunder and under the Bonds to make payments are special obligations of the Issuer payable solely from the revenues and funds pledged hereunder.

   Section 803.  Rights and Duties of the Issuer.
   -----------   -------------------------------

   (a) Remedies of the Issuer.  Notwithstanding any contrary provision in this
       ----------------------
Agreement, the Issuer shall have the right to take any action not prohibited by law or make any decision not prohibited by law with respect to proceedings for indemnity against the liability of the Issuer and its officers, directors, employees and agents and for collection or reimbursement of moneys due to it under this Agreement for its own account. The Issuer may enforce its rights under this Agreement which have not been assigned to the Trustee by legal proceedings for the specific performance of any obligation contained herein or for the enforcement of any other legal or equitable remedy, and may recover damages caused by any breach by the Borrower of its obligations to the Issuer under this Agreement, including any amounts required to be paid by the Borrower pursuant to Subsection 308(b), court costs, reasonable attorney's fees and other costs and expenses incurred in enforcing such obligations.

   (b) Limitations on Actions.  Without limiting the generality of Subsection
       ----------------------
803(c), the Issuer shall not be required to monitor the financial condition of the Borrower and shall not have any responsibility or other obligation with respect to reports, notices, certificates or other documents filed with it hereunder.

   (c) Responsibility.  The Issuer shall be entitled to the advice of counsel
       --------------
(who may be counsel for any party) and shall not be liable for any action taken or omitted to be taken in good faith in reliance on such advice. The Issuer may rely conclusively on any communication or other document furnished to it under this Agreement and reasonably believed by it to be genuine. The Issuer shall not be liable for any action (i) taken by it in good faith and reasonably believed by it to be within the discretion or powers conferred upon it, or (ii) in good faith omitted to be taken by it because reasonably believed to be beyond the discretion or powers conferred upon it, (iii) taken by it pursuant to any direction or instruction by which it is governed under this Agreement or (iv) omitted to be taken by it by reason of the lack of direction or instruction required for such action, nor shall it be responsible for the consequences of any error of judgment reasonably made by it. It shall in no event be liable for the application or misapplication of funds, or for other acts or defaults by any person except its own directors, officers and employees. When any consent or other action by the Issuer is called for by this Agreement, the Issuer may defer such action pending such investigation or inquiry or receipt of such evidence, if any, as it may require in support thereof. It shall not be required to take any remedial action (other than the giving of notice) unless reasonable indemnity is provided for any expense of liability to be incurred thereby. It shall be entitled to reimbursement for expenses reasonably incurred or advances reasonably made, with interest at the "base rate" of the Trustee, as announced from time to time (or, if none, the nearest equivalent), plus 2% per annum, in the exercise of its rights or the performance of its obligations hereunder, to the extent that it acts without previously obtaining indemnity. No permissive right or power to act shall be construed as a requirement to act; and no delay in the exercise of any such right or power shall affect the subsequent exercise of that right or power. The Issuer shall not be required to take notice of any breach or default by the Borrower under this Agreement except when given notice thereof by the Trustee. No recourse shall be had by the Borrower, the Trustee or any Bondowner for any claim based on this Agreement, the Bonds or any agreement securing the same against any director, officer, agent or employee of the Issuer alleging personal liability on the part of such person unless such claim is based upon the willful dishonesty of or intentional violation of law by such person. No covenant, stipulation, obligation or agreement of the Issuer contained in this Agreement shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future director, officer, employee or agent of the Issuer in his or her individual capacity, and no person executing a Bond shall be liable personally thereon or be subject to any personal liability or accountability by reason of the issuance thereof.

   (d) Financial Obligations.  Nothing contained in this Agreement is intended
       ---------------------
to impose any pecuniary liability on the Issuer nor shall it in any way obligate the Issuer to pay any debt or meet any financial obligations to any person at any time in relation to the Project except from moneys received under the provisions of this Agreement; provided, however, that nothing contained in this Agreement shall in any way obligate the Issuer to pay such debts or meet such financial obligations from moneys received from the Issuer's own account.


                          ARTICLE IX.  THE BONDOWNERS

   Section 901.  Action by Bondowners.  Subject to Subsections 601(a), 601(b)
   -----------   --------------------
and Section 1101 (as to the waivers and consents granted thereby) and in any event subject to Section 610, Bondowners representing a majority in principal amount of the Bonds Outstanding shall have the right at any time, by written notice to the Trustee and upon offering it indemnity as provided in Subsection 702(e), to direct the Trustee (i) in the granting of any consents, waivers or similar actions pertaining to the Bonds, (ii) in the time, method and place of conducting all proceedings, (iii) in the exercise of any rights or remedies available to the Trustee hereunder, or (iv) in the exercise of any other right or power conferred upon the Trustee for the protection of the Bondowners, provided that such direction shall be in accordance with the provisions of law and this Agreement, and the Trustee may take any other action determined proper by the Trustee which is not inconsistent with such direction.

   Any request, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Bondowners may be contained in and evidenced by one or more writings of substantially the same tenor signed by the Bondowners of the requisite percentage of principal amount of Bonds Outstanding or their attorneys duly appointed in writing. Proof of the execution of any such instrument, or of any instrument appointing any such attorney, shall be sufficient for any purpose of this Agreement (except as otherwise herein expressly provided) if made in the following manner, but the Issuer or the Trustee may nevertheless in its discretion require further or other proof in cases where it deems the same desirable:

   The fact and date of the execution by any Bondowner or its attorney of such instrument may be proved by the certificate, which need not be acknowledged or verified, of an officer of a bank or trust company satisfactory to the Issuer or to the Trustee or of any notary public or other officer authorized to take acknowledgments of the deeds to be recorded in the state in which he purports to act, that the person signing such request or other instrument acknowledged to him or her the execution thereof, or by an affidavit of a witness of such execution, duly sworn to before such notary public or other officer. The authority of the person or persons executing any such instrument on behalf of a corporate Bondowner may be established without further proof if such instrument is signed by a person purporting to be the president or a vice president of such corporation with a corporate seal affixed and attested by a person purporting to be its clerk or secretary or an assistant clerk or assistant secretary.

   The ownership of Bonds and the amount, numbers and other identification, and date of holding the same shall be proved by the registry books for the Bonds maintained by the Paying Agent.

   Any request, consent or vote of the owner of any Bond shall bind all future owners of such Bond. Bonds owned or held by or for the account of the Issuer, the Borrower, or any related person to the Borrower within the meaning of
Section 147(a) of the IRC shall not be deemed Outstanding Bonds for the purpose of any consent or other action by Bondowners, except that for such purposes Pledged Bonds shall be treated as Outstanding and shall be deemed to be owned by the Bank.

                           ARTICLE X.  THE BORROWER

     Section 1001.  Corporate Organization, Authorization and Powers; Sale,
     -------------  -------------------------------------------------------
Merger or Consolidation.  The Borrower represents and warrants that it is a
-----------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing in the Commonwealth, with the power to enter into and perform this Agreement, and, that by proper corporate action it has duly authorized the execution and delivery of this Agreement. The Borrower further represents and warrants that each of this Agreement is a valid and binding obligation of the Borrower enforceable in accordance with its terms except as enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles and to applicable bankruptcy, insolvency, reorganization, moratorium and other laws for the relief of debtors heretofore or hereafter enacted to the extent that the same may be constitutionally applied. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of or default under its corporate charter or bylaws, as amended to date, or any bond, indenture, note or other evidence of indebtedness of the Borrower, or any contract, lease or other instrument to which the Borrower is a party or by which it is bound or cause the Borrower to be in violation of any judicial decision to which it is a party or any applicable statute or rule or regulation of any governmental authority.

   The Borrower will maintain its corporate existence and good standing under the laws of Delaware, and will maintain itself as a foreign corporation duly qualified to do business and in good standing, where applicable, in the Commonwealth and in each other jurisdiction in which the failure to so qualify would have a material adverse effect upon its business or properties. The Borrower shall not merge or consolidate with or sell all or substantially all of its assets to another entity, except that the Borrower may so merge or consolidate with or sell all or substantially all of its assets to another corporation if (i) the surviving or transferee corporation is qualified to do business in the Commonwealth, (ii) the surviving or transferee corporation (if not the Borrower) has assumed in writing all of the Borrower's obligations hereunder, and (iii) upon such assumption there will not be a Default hereunder.

   Section 1002.  Indemnification by the Borrower.  The Borrower, regardless of
   ------------   -------------------------------
any agreement to maintain insurance, shall indemnify and save harmless the Issuer and the Trustee and their respective directors, officers, employees and agents from and against (a) any and all claims by or on behalf of any person arising out of (1) any condition of the Project, or (2) the construction, reconstruction, improvement, use, occupancy, conduct or management of the Project or any work or anything whatsoever done or omitted to be done in or about the Project, or (3) any accident, injury or damage whatsoever to any person occurring in or about the Project, or (4) any breach or default by the Borrower of or in any of its obligations hereunder, or in the Reimbursement Agreement or any related document, or (5) any act or omission of the Borrower or the Bank or any of its agents, contractors, servants, employees or licensees, or
(6) the offering, issuance, sale or any resale of the Bonds, but only to the extent permitted by law, or (7) any action, suit, claim, or proceedings instituted or threatened in connection with the transactions contemplated by the Agreement or any related document and (b) any and all costs, counsel fees, expenses or liabilities reasonably incurred in connection with any such claim or any action or proceeding brought thereon. In case any action or proceeding is brought against the Issuer or the Trustee or any such director, officer, employee or agent by reason of any such claim, the Borrower upon notice from the indemnified party shall resist or defend the same at its expense upon notice from the affected person; in so doing, the Borrower shall not take any action that would result in a determination of guilt or liability against the indemnified party without the express written consent of the affected party. If the defendant in any action for which indemnity is required hereunder include both the Borrower and an indemnified party and such indemnified party shall have been advised in writing by its counsel that defenses are available to such indemnified person which are not available to the Borrower and that it would be inappropriate for the same counsel to represent both the Borrower and the indemnified party, such indemnified party shall have the right to employ its own counsel in such action, in which event the Borrower shall reimburse the indemnified party for any reasonable legal or other expenses incurred by the indemnified party arising out of or in connection with the action against it and to participate in the defense thereof. The Borrower shall not be liable for any settlement of any such action without its consent; but if any such action is settled with the consent of the Borrower or if there be a final judgment for the plaintiff in any such action (of which the Borrower shall have been notified), the Borrower shall indemnify and hold harmless each indemnified party from and against any losses, costs, claims, damages, actions, liabilities or expenses incurred or suffered by reason of such settlement or judgment. Subject to the foregoing, each indemnified person shall cooperate and join with the Borrower, at the expense of the Borrower, as may be required in connection with any action taken or defended by the Borrower. The indemnity provided in this paragraph includes reimbursement for expenses reasonably incurred by the indemnified parties in investigating the claim and in defending it if the Borrower declines to assume the defense.

   To the extent permitted by law, the Borrower covenants that it will indemnify the Issuer and the Trustee, and their respective directors, officers, employees and agents against and hold them harmless from any claim by any person, based upon any relationship, agreement or understanding with the Borrower for a commission or fee in connection with the placement of the Bonds by the Placement Agent or otherwise.

   To the extent permitted by law, the Borrower shall pay, and shall indemnify the Issuer and the Trustee, and their respective directors, officers, employees and agents against all costs and charges, including without limitation reasonable counsel fees, lawfully and reasonably incurred in exercising any rights provided for herein after an Event of Default by the Borrower or in enforcing any covenant or agreement of the Borrower contained in this Agreement.

   The provisions of this Section 1002 shall survive the payment of the Bonds and discharge of the lien of this Agreement. If the Trustee resigns or is replaced, the Borrower's obligations under this Section 1002 shall continue for the benefit of the Trustee as well as the successor Trustee.

   Section 1003.  Adequacy of Disclosure.  Neither this Agreement nor any other
   ------------   ----------------------
document, certificate or statement furnished to the Placement Agent or the Issuer by or on behalf of the Borrower in connection with the transactions contemplated hereby or thereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

                          ARTICLE XI.  MISCELLANEOUS

   Section 1101.  Amendments.
   ------------   ----------

   (a) Without Bondowners' Consent.  The parties may from time to time, without
       ---------------------------
the consent of any Bondowner, amend this Agreement in order to (i) cure any ambiguity, defect or omission in the Agreement that does not materially adversely affect the interests of the Bondowners, (ii) grant additional rights or security to the Trustee for the benefit of the Bondowners, (iii) add additional Events of Default as shall not be inconsistent with the provisions of this Agreement and which shall not materially adversely affect the interests of the

Bondowners, (iv) qualify this Agreement under the Trust Indenture Act of
1939, as amended, or corresponding provisions of federal laws from time to time in effect, (v) amend or modify the provisions of Section 305 in this Agreement, so long as the Trustee is provided with an opinion of Bond Counsel to the effect that (a) such amendment or modification does not adversely affect the federal tax-exempt status of interest on the Bonds or (b) such amendment or modification is required to preserve the federal tax-exempt status of interest on the Bonds,
(vi) modify or delete any provision in the Agreement if, in the opinion of Bond Counsel, such modification or deletion is necessary in order to comply with regulations under or official interpretations of the Code, (vii) effective upon the Fixed Rate Conversion Date, make any amendment affecting only the Bonds being converted, or (viii) make such other provisions in regard to matters or questions arising under this Agreement which, in the judgment of the Trustee, shall not materially adversely affect the interests of the Bondowners.

   (b) With Bondowners' Consent.  Except as set forth in Subsection 1101(a), the
       ------------------------
parties may from time to time amend this Agreement with the consent of the registered owners of more than 50% in aggregate principal amount of the Bonds Outstanding; provided, that no amendment shall be made which adversely affects the rights of some but less than all the Bonds Outstanding without the consent of the registered owners of more than 50% in aggregate principal amount of the Bonds so affected; and provided further, that no amendment of this Agreement shall be effective to (i) change the principal, premium or interest on any Bonds, (ii) change the interest payment dates, maturity dates or purchase or redemption provisions of any Bonds, (iii) reduce the percentage of Bondowners whose consent is required for the amendment of this Agreement or (iv) modify the lien upon or pledge of the payments and other revenues assigned and pledged hereunder (including any Credit Facility), without the consent, in each case, of the registered owner of each Bond which would be affected by the action proposed to be taken.

   When the Trustee determines that the requisite number of consents have been obtained for an amendment which requires Bondowner consent, it shall, within ninety (90) days, file a certificate to that effect in its records and mail notice to the Bondowners. No action or proceeding to invalidate the amendment shall be instituted or maintained unless it is commenced within sixty (60) days after such mailing. The Trustee will promptly certify to the Issuer that it has mailed such notice to all Bondowners and such certificate will be conclusive evidence that such notice was given in the manner required hereby. A consent to an amendment given by any Bondowner may be revoked by a notice given by such Bondowner and received by the Trustee prior to the Trustee's certification that the requisite consents have been obtained but, if not revoked, shall be binding upon any subsequent owner of such Bonds.

   (c) General.  Any amendment of this Agreement shall be accompanied by an
       -------
opinion of Bond Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that the amendment is permitted by this Agreement and that such amendment will not adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds. So long as a Credit Facility supports the Bonds no amendment to this Agreement shall be made without the consent of the Bank. So long as no Event of Default described in Section 601(a)(i) exists with respect to any Bonds supported by a Credit Facility, the Bank and not the Bondowners shall be deemed to be the owner of all Bonds for the purpose of any amendment, consent or other action by Bondowners except amendments referred to in clauses (i) through (iv) of the first paragraph of Subsection (b).

   Notice of any amendment of this Agreement or the Credit Facility any extension or substitution of the Credit Facility, any defeasance of the Bonds, any conversion to a Fixed Rate Mode, or any material change to the Reimbursement Agreement or any remarketing agreement entered into by the Remarketing Agent and the Borrower shall be sent by the Borrower to S&P in advance of such events.
The Trustee shall notify S&P of any acceleration or redemption of the Bonds.

   Section 1102.  Notices.  Unless otherwise expressly provided, all notices to
   ------------   -------
the Issuer, the Trustee, the Paying Agent and the Borrower shall be in writing and shall be deemed sufficiently given if sent by registered or certified mail, postage prepaid, or delivered during a Business Day as follows: (a) to the Issuer at 75 Federal Street, Boston, Massachusetts 02110, attention: Executive Director, (b) to the Trustee at 111 Westminster Street, Providence, Rhode Island 02903, Attention: Corporate Trust Department, (c) to the Borrower at 50 Kennedy Plaza, Providence, Rhode Island 02903, Attn: Chairman, and (d) to the Remarketing Agent at 14 Wall Street, 27th Floor, New York, New York 10005,
Attention: President or, as to all of the foregoing, to such other address as the addressee shall have indicated by prior written notice to the one giving notice. All notices to a Bondowner shall be in writing and shall be deemed sufficiently given if sent by first class mail, postage prepaid, to the Bondowner at the address shown on the registration books for the Bonds maintained by the Trustee. A Bondowner may direct the Trustee to change its address as shown on the registration books by written notice to the Trustee.
All notices to Bondowners shall identify the Bonds by name, CUSIP number, date of original issuance, maturity date, and such other descriptive information as may be needed to identify accurately the Bonds.

   All notices sent to Bondowners by the Borrower, the Bank or the Trustee shall simultaneously be sent by registered or certified mail, postage prepaid, to all registered securities depositories that are registered owners of the Bonds, provided that the failure to give such notice shall not affect the validity of any notice given to the Bondowners.

Notice hereunder may be waived prospectively or retrospectively by the person entitled to the notice, but no waiver shall affect any notice requirement as to other persons.

   Section 1103.  Time.  All references to times of day in this Agreement are
   ------------   ----
references to prevailing Boston, Massachusetts time.

   Section 1104.  Agreement Not for the Benefit of Other Parties.  Except as
   ------------   ----------------------------------------------
explicitly provided herein, This Agreement is not intended for the benefit of and shall not be construed to create rights in parties other than the Borrower, the Issuer, the Trustee, the Bank and the Bondowners.

   Section 1105.  Severability.  In the event that any provision of this
   ------------   ------------
Agreement shall be held to be invalid in any circumstance, such invalidity shall not affect any other provisions or circumstances.

   Section 1106.  Counterparts.  This Agreement may be executed and delivered in
   ------------   ------------
any number of counterparts, each of which shall be deemed to be an original, but such counterparts together shall constitute one and the same instrument.

   Section 1107.  Captions.  The captions and table of contents of this
   ------------   --------
Agreement are for convenience only and shall not affect the construction hereof.

   Section 1108.  Extent of Covenants; No Personal Liability.  No covenant,
   ------------   ------------------------------------------
stipulation, obligation or agreement of the Issuer contained in this Agreement shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future director, officer, employee or agent of the Issuer in his or her individual capacity, and any director, officer, employee or agent of the Issuer executing the Bonds shall not be liable personally thereon or be subject to any personal liability or accountability by reason of the issuance thereof.

   Section 1109.  Business Days.  Except as otherwise required herein, if this
   ------------   -------------
Agreement requires any party to act on a specific day and such day is not a Business Day, such party need not perform such act until the next succeeding Business Day, and such act shall be deemed to have been performed on the day required.

   Section 1110.  Survival of Representations and Warranties. All agreements,
   ------------   ------------------------------------------
representations and warranties made herein will survive the execution and delivery of the Agreement and the making of the Loan.

   Section 1111.  Governing Law; Sealed Instrument.  This instrument shall be
   ------------   --------------------------------
governed by the laws of the Commonwealth. It is intended that this Agreement shall have the effect of a sealed instrument.

   Section 1112.  Usury.  It is the intention of the parties hereto to comply
   ------------   -----
with any applicable usury laws; accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Agreement or the Bonds, in no event shall this Agreement or the Bonds require the payment or permit the collection of interest or any amount in the nature of interest or expenses in excess of the maximum amount permitted by applicable law.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed under seal all as of the date first above written.

                                       MASSACHUSETTS INDUSTRIAL FINANCE
                                       AGENCY


                                       By:___________________________________
                                          Executive Director/General Counsel/
                                          Director of Finance


                                       AFC CABLE SYSTEMS, INC.


                                       By:___________________________________
                                          Name:
                                          Title:


                                       FLEET NATIONAL BANK, as Trustee


                                       By:____________________________________
                                          Name:
                                          Title:

                                 EXHIBIT A
                           FORM OF INVESTMENT LETTER

                           [LETTERHEAD OF PURCHASER]


                                 ___________________, _____



Massachusetts Industrial
Finance Agency
75 Federal Street
Boston, Massachusetts 02110

Fleet National Bank
111 Westminster Street
Providence, RI  02903
Attention:  Corporate Trust Department

[NAME AND ADDRESS OF PRIOR HOLDER]

Re:  Massachusetts Industrial Finance Agency
     $3,570,000 Industrial Revenue Bonds
     (AFC Cable Systems, Inc. - Series 1996)

Gentlemen:

          The undersigned, _________________________ (the "Purchaser"), proposes to purchase $______________ aggregate principal amount of Industrial Revenue Bonds (AFC Cable Systems, Inc.- Series 1996 (the "Bonds") issued by the Massachusetts Industrial Finance Agency (the "Issuer"). We understand that the Bonds are secured by (A) an irrevocable, transferable, direct-pay letter of credit dated _____________ (the "Letter of Credit") issued by Fleet National Bank (the "Bank") in favor of Fleet National Bank, as trustee (the "Trustee") under a certain Loan and Trust Agreement dated as of July 1, 1996 among the Issuer, AFC Cable Systems, Inc. and the Trustee (the "Agreement"), in an amount sufficient to pay the principal or Purchase Price of or the portion of the Purchase Price (as defined in the Agreement) corresponding to principal of the Bonds plus up to 46 days' accrued interest on the Bonds or the portion of the Purchase Price corresponding to interest (at the maximum rate of twelve percent 12% per annum) on the Bonds and (B) the Agreement.

          In connection with our purchase of the Bonds, the Purchaser hereby makes the following representations upon which you may rely:

    1 .      The Purchaser is acquiring the Bonds for the investment and not with a view to, or for resale in connection with, any distribution of the Bonds or any part thereof. The Purchaser intends to hold the Bonds for its own account for an indefinite period of time and does not intend at this time to dispose of all or any part of the Bonds.

    2. The Purchaser acknowledges that it is familiar with the condition, financial and otherwise, of the Project, the Borrower and the Bank. To the extent deemed appropriate in making its investment decision, the Purchaser has discussed their respective financial conditions and their respective current and proposed corporate and business activities with the Issuer, the Borrower and the Bank. The Purchaser further acknowledges that it is an institutional investor and has such knowledge and experience in business matters that it is fully capable of evaluating the merits and risks of such investment. The Bonds are securities of the kind the Purchaser wishes to purchase and hold for investment, and the nature and amount of the Bonds are consistent with the Purchaser's investment program. The Issuer, Borrower and the Bank have allowed the Purchaser to obtain any information about their affairs which the Purchaser has believed to be desirable for its purposes. The Purchaser has made such inquiries as it has believed to be desirable for its purposes, and the Purchaser has obtained all information that it regards as necessary for its decision to purchase the Bonds.

    3. The Purchaser is a Financial Institution as defined in the Indenture.

                                       [PURCHASER]


                                       BY:_____________________________

                                      -2-